   As filed with the Securities and Exchange Commission on February 23, 2005

                                                     Registration No. 333-70089
                                                                      811-08506

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               -----------------

                                   FORM N-4


 Registration Statement Under The Securities Act of 1933                     [X]
                       Pre-Effective Amendment No.                           [_]
                       Post-Effective Amendment No. 2                        [X]

                           and

For Registration Under The Investment Company Act of 1940                    [X]

                    Amendment No. 10                                         [X]
            (Check Appropriate Box or Boxes)


                        GNA Variable Investment Account
                          (Exact Name of Registrant)

                               -----------------

                  General Electric Capital Assurance Company
                              (Name of Depositor)

                               -----------------

                  6604 West Broad Street, Richmond, VA 23230
         (Address of Depositor's Principal Executive Office, Zip Code)

                                (804) 281-6910
              (Depositor's Telephone Number, Including Area Code)

                             Heather Harker, Esq.
                           Associate General Counsel
                  General Electric Capital Assurance Company
                            6604 West Broad Street
                              Richmond, VA 23230
               (Name and Complete Address of Agent for Service)

                               -----------------


Approximate Date of Proposed Public Offering:  April 29, 2005


It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[_] on (date) pursuant to paragraph (b) of Rule 485


[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485



[_] on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate check the following box:


[X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Group and Individual Deferred Variable Annuity and
                                      Modified Guaranteed Annuity Contracts

================================================================================

                        GNA Variable Investment Account
                                Prospectus For
              Group and Individual Deferred Variable Annuity and
                     Modified Guaranteed Annuity Contracts

                                Form 6110-94-02

                                  Issued by:
                  General Electric Capital Assurance Company
                                 Home Office:
                            6604 West Broad Street
                              Richmond, VA 23230
                                (800) 352-9910


                                Service Center:

                                300 Berwyn Park
                             Berwyn, PA 19312-0031
                                (800) 455-0870

--------------------------------------------------------------------------------


This prospectus describes deferred variable and modified guarantee annuity contracts (the "contracts") for groups and individuals and for some qualified and nonqualified retirement plans. General Electric Capital Assurance Company (the "Company," "we," "us," or "our") issues the contract.


This prospectus gives details about the GNA Variable Investment Account (the "Separate Account") and the Fixed MGA Account that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

The contract offers you the accumulation of Contract Value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis.

You may allocate your purchase payments to the Separate Account, the Fixed MGA Account or both. Each Subaccount of the Separate Account invests in shares of Portfolios of the Funds listed below:

             Franklin Templeton Variable Insurance Products Trust

                  . Templeton Foreign Securities Fund -- Class 1 shares

                           GE Investment Funds, Inc.


         . Income Fund                  . Money Market Fund
         . International Equity Fund*   . Premier Growth Equity Fund
         . Mid-Cap Equity Fund          . U.S. Equity Fund
           (formerly,   Mid-Cap Value
           Equity Fund)





* On September 17, 2004, an application was filed with the Securities and Exchange Commission by General Electric Capital Assurance Company and GNA Variable Investment Account seeking an order to allow the substitution of shares held in the GE Investments Funds, Inc. -- International Equity Fund for shares of the Franklin Templeton Variable Insurance Products
  Trust -- Templeton Foreign Securities Fund -- Class 1 shares. There is no assurance that the Securities and Exchange Commission will grant the order.

Not all Portfolios may be available in all states or in all markets.

The Securities and Exchange Commission has not approved the securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


The date of this prospectus is April 29, 2005.


This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

Your contract:

   . Is NOT a bank deposit

   . Is NOT FDIC insured

   . Is NOT insured or endorsed by a bank or any federal agency

   . Is NOT available in every state

   . MAY go down in value


Except for amounts in the Fixed MGA Account, both the value of the contract before the Annuity Date and the amount of monthly income afterwards will depend on the investment performance of the Portfolio(s) you select. You bear the investment risk of investing in the Portfolios.



A Statement of Additional Information, dated April 29, 2005, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy, call our Service Center at:


                                1-800-455-0870

                        or write our Service Center at:

                                300 Berwyn Park
                             Berwyn, PA 19312-0031

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

Table of Contents



                Definitions.................................................  5

                Fee Tables..................................................  7
                   Examples.................................................  8

                Synopsis.................................................... 11

                Condensed Financial Information............................. 14

                Investment Results.......................................... 14

                Financial Statements........................................ 14

                The Company................................................. 15

                The Separate Account........................................ 16
                   The Portfolios........................................... 16
                   Subaccounts.............................................. 17
                   Voting Rights............................................ 19

                The Fixed MGA Account....................................... 20

                Charges and Other Deductions................................ 22
                   Transaction Expenses..................................... 23
                   Deductions from the Separate Account..................... 24
                   Other Charges............................................ 24

                The Contract/Certificate.................................... 26
                   Purchase of the Contract/
                     Participation in the Plan.............................. 26
                   Assignment............................................... 28
                   Purchase Payments........................................ 29
                   Valuation Day............................................ 29
                   Allocation of Purchase Payments.......................... 29
                   Valuation of Accumulation Units.......................... 30

                Transfers................................................... 31
                   Transfers Before the Annuity Date........................ 31
                   Transfers from the Fixed Guarantee Period(s) to the
                     Subaccounts............................................ 31
                   Transfers Among the Fixed Guarantee Period(s)............ 31
                   Transfers From the Subaccounts to the Fixed Guarantee
                     Period(s).............................................. 32
                   Transfers Among the Subaccounts.......................... 32
                   Telephone/Internet Transactions.......................... 33
                   Confirmation of Transactions............................. 34
                   Special Note on Reliability.............................. 34
                   Transfers By Third Parties............................... 35
                   Special Note on Frequent Transfers....................... 35
                   Portfolio Rebalancing Program............................ 37

                Surrenders and Partial Withdrawals..........................  38
                   Surrenders and Partial Withdrawals.......................  38
                   Restrictions on Distributions from Certain
                     Contracts/Certificates.................................  39

                The Death Benefit...........................................  41
                   Death Prior to the Annuity Date..........................  41
                   Death After the Annuity Date.............................  41
                   Death Benefit............................................  41
                   Payment Options..........................................  41
                   Beneficiary and Distribution Rules.......................  42

                Income Payments.............................................  44
                   Income Payments and the Annuity Date.....................  44
                   Payment Options..........................................  44
                   Amount of Fixed Income Payments..........................  45
                   Basis of Annuity Rates...................................  45
                   Amount of Variable Income Payments.......................  45
                   Transfers Among the Subaccounts After the Annuity Date...  46

                Federal Tax Matters.........................................  47
                   Introduction.............................................  47
                   Taxation of Non-Qualified Contracts......................  47
                   Section 1035 Exchanges...................................  51
                   Qualified Retirement Plans...............................  51
                   Federal Income Tax Withholding...........................  56
                   State Income Tax Withholding.............................  56
                   Tax Status of the Company................................  56
                   Changes in the Law.......................................  57

                Requesting Payments.........................................  58

                Distribution of the Contracts/Certificates..................  60

                Additional Information......................................  62
                   Owner/Participant Questions..............................  62
                   Return Privilege.........................................  62
                   State Regulation.........................................  62
                   Evidence of Death, Age, Gender or Survival...............  62
                   Records and Reports......................................  62
                   Other Information........................................  63
                   Legal Proceedings........................................  63

                Appendix A -- Condensed Financial Information............... A-1

                Appendix B -- Examples of Market Value Adjustments.......... B-1

                Table of Contents for Statement of Additional Information    B-2

Definitions

                      The following terms are used throughout the prospectus:

                      Accumulation Unit -- An accounting unit of measure that we use to calculate the value in the Separate Account before income payments begin.


                      Annuitant -- The person named in the contract upon whose age and, where appropriate gender, we determine monthly income benefits.


                      Annuity Date -- The date on which your income payments will commence, provided the Annuitant is living on that date. The Annuity Date is stated in your certificate (contract for individual contracts), unless changed by you in writing in a form acceptable to us.

                      Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

                      Certificate Date -- The date on which we credit a purchase payment for a Participant as shown on the Certificate Schedule. Your Certificate Date is shown on your certificate and we use it to determine certificate years and anniversaries. For an individual contract, we refer to this as the Contract Date.

                      Certificate Value -- The total value of all of your Accumulation Units in the Subaccounts and any amount you hold in the Fixed MGA Account. For an individual contract, we refer to this as the Contract Value.

                      Code -- The Internal Revenue Code of 1986, as amended.


                      Fixed MGA Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. A Market Value Adjustment is made to any transfers or partial withdrawals from the Fixed MGA Account prior to the end of the guarantee period. The Fixed MGA Account is not part of and does not depend on the investment performance of the Separate Account.


                      Fund -- Any open-end management investment company or any unit investment trust in which a Subaccount invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

                      Home Office -- Our office located at 6604 West Broad Street, Richmond, Virginia, 23230.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective. Not all Portfolios may be available in all states or in all markets.

                      Separate Account -- GNA Variable Investment Account, a separate investment account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.


                      Subaccount -- A division of the Separate Account, each of which invests exclusively in shares of a designated Portfolio. A Subaccount may be referred to as an Investment Subdivision in the contract, certificate and/or marketing materials.


                      Withdrawal Value -- The value of your certificate (contract for individual contracts) as of the date we receive your written request to surrender at our Service Center, less any applicable premium tax, annual charge and any withdrawal charges.


                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables


                      The following tables describe the fees and expenses that you will pay when buying, owning, participating, partially withdrawing assets or fully surrendering the certificate (the contract for individual contracts). The first table describes the fees and expenses that you will pay when you buy the contract (for individual contracts) or participate in a plan (for group contracts), take a partial withdrawal, fully surrender, or transfer assets among the investment options. State premium taxes may also be deducted.



Transaction Expenses
----------------------------------------------------------------------------------------------
Withdrawal Charge (as percentage of purchase payments Number of Full and  Withdrawal Charge as
 partially withdrawn or totally surrendered)          Partially Completed a Percentage of the
                                                      Years Since         Purchase Payment
                                                      Purchase Payment    Partially Withdrawn
                                                      Received            or Surrendered
                                                      ----------------------------------------
                                                               0                   5%
                                                               1                   5%
                                                               2                   4%
                                                               3                   3%
                                                               4                   2%
                                                           5 or more               0%
----------------------------------------------------------------------------------------------
  Transfer Charge                                                    $25.00/2/
----------------------------------------------------------------------------------------------


                    /1/ A withdrawal charge is not assessed on any amounts
                        representing gain.



                    /2/ We assess a $25 transfer charge for each transfer among the Subaccounts after the 6th transfer in a certificate year and after the 1st transfer from any fixed guarantee period in a certificate year (contract year for contracts issued as individual contracts).



                      The next table describes the fees and expenses that you will pay periodically during the time you own the certificate (contract, for contracts issued as individual contracts), not including Portfolio fees and expenses.


Periodic Charges Other than Portfolio Expenses
-------------------------------------------------------------------------------------
Annual Charge                                                               $40.00/3/
-------------------------------------------------------------------------------------
Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
-------------------------------------------------------------------------------------
  Mortality and Expense Risk Charge                                             1.25%
-------------------------------------------------------------------------------------
  Administrative Expense Charge                                                 0.15%
-------------------------------------------------------------------------------------
Total Separate Account Annual Expenses                                          1.40%
-------------------------------------------------------------------------------------

                    /3/ This charge is taken on December 31st of each year and at the time the certificate (contract for contracts issued as individual contracts) is surrendered. We will not assess this charge if your Certificate Value (Contract Value for individual contracts) is $40,000 or more.

                      The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract/certificate. These are expenses that are deducted from Portfolio assets, which may include management fees and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.



           Annual Portfolio Expenses/1/              Minimum Maximum
           ---------------------------------------------------------
           Total Annual Portfolio Operating Expenses
            (before fee waivers or reimbursements)
           ---------------------------------------------------------


                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2004. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense
                        reimbursements are   % and   %, respectively. Please
                        see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.



                      The expenses for the Portfolios are deducted by the Portfolios before they provide us with the daily net asset values. We then deduct the Separate Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Information relating to the Portfolios was provided by the Portfolios and has not been independently verified by us.



EXAMPLES These Examples are intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner/participant transaction expenses, contract/certificate and Separate Account annual expenses and Portfolio fees and expenses.


                      The Examples show the dollar amount of expenses you would bear directly or indirectly if you:


                         . invested $10,000 in the contract/certificate for the
                           time periods indicated;


                         . earned a 5% annual return on your investment; and


                         . surrendered your contract/certificate at the end of
                           the stated period.

                      Each Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the contract/certificate.



                                                1 Year     3 Years    5 Years    10 Years
                                                ------     -------    -------    --------
                    Costs Based on Maximum
                      Annual Portfolio Expenses



                      The next Example uses the same assumptions as the prior Example, except that it assumes you decide to annuitize your contract/certificate or that you decide not to surrender your contract/certificate at the end of the stated time period.



                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
                     Costs Based on Maximum
                       Annual Portfolio Expenses


                      Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Examples do not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Examples assume:

                         . Separate Account charges of 1.40% (deducted daily at
                           an effective annual rate of the assets in the Separate Account); and


                         . an annual charge of $40 (assumed to be equivalent to
                           0.1% of the Certificate Value (Contract Value for individual contracts)).

Synopsis


                      What type of contract/certificate am I buying? The contract is a group and individual flexible premium variable deferred annuity and modified guaranteed annuity contract. This contract may be issued as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Contracts may be issued to an individual or to a group plan. Participants in a group plan receive a certificate as opposed to a contract. This prospectus only provides disclosure about the contract and certificate. Certain features described in this prospectus may vary from your contract/certificate. See "The Contract/Certificate" provision of this prospectus.



                      How does the contract/certificate work? The contract is no longer offered for new sales, however, we may issue new certificates under existing plans and additional purchase payments may be accepted for existing contracts/certificates, subject to certain limitations as stated in the contract/certificate and the prospectus. During the accumulation period, you can use your purchase payments to buy Accumulation Units under the Separate Account or interests in the Fixed MGA Account. Should you decide to receive income payments (annuitize) we will convert your Accumulation Units to Annuity Units. You can choose fixed or variable income payments. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you become entitled at the time you decide to annuitize and the value of each unit on that Valuation Day. See "The Contract/Certificate" provision of this prospectus.


                      What is the Separate Account? The Separate Account is a segregated asset account established under Washington law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See "The Separate Account" provision of this prospectus.

                      What are my variable investment choices? Through its Subaccounts, the Separate Account uses your purchase payments to purchase shares, at your direction, in one or more of the Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See "The Separate Account" provision of this prospectus.

                      What is the Fixed MGA Account? We offer fixed investment choices through our Fixed MGA Account. Fixed guarantee periods in the Fixed MGA Account are available ranging from one to ten years. Purchase payments may be allocated to one or more of the Fixed Guarantee Periods. The Fixed MGA Account is part of our General Account and assets allocated to the Fixed MGA Account are allocated interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract/certificate charges. Since the Fixed MGA Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.



                      The Fixed MGA Account is not part of and does not depend on the investment performance of the Separate Account. You may transfer assets between the Fixed MGA Account and the Separate Account subject to certain restrictions. Transfers from the Fixed MGA Account prior to the end of the guarantee period will be subject to a market value adjustment. The Fixed MGA Account may not be available in all states or markets. See "The Fixed MGA Account" and the "Transfers" provisions of this prospectus.



                      What charges are associated with this
                      contract/certificate? Should you take a partial withdrawal or totally surrender your contract/certificate before your purchase payments have been in your contract/certificate for five years, we will assess a withdrawal charge ranging from 0% to 5%, depending upon how many full years those payments have been in the contract/certificate. We do not assess a withdrawal charge on any amounts withdrawn that represent gain. We will deduct amount withdrawn first from any gain in the contract/certificate and then from purchase payments paid. See the "Transaction Expenses -- Withdrawal Charge" provision in this prospectus.



                      We assess daily charges in the aggregate at an effective annual rate of 1.40% against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.15% and a mortality and expense risk charge of 1.25%. There is also a $40 annual charge which we will waive if the Contract Value/Certificate Value is at least $40,000 at the time the charge is assessed. A transfer fee of $25 may also be imposed for certain transfers. For a complete discussion of the charges associated with the contract/certificate, see the "Charges and Other Deductions" and the "Transfers" provisions of this prospectus.



                      If your state assesses a premium tax with respect to your contract/certificate, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from purchase payments or the Contract Value/Certificate Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions of this prospectus.


                      There are expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio. See the "Fee Tables" section in this prospectus. These Portfolio expenses are more fully described in the prospectus for each Portfolio.

                      We pay compensation to broker-dealers who sell the contracts and enroll new participants in a plan. For a discussion of this compensation, see the "Distribution of the Contracts" provision in this prospectus.


                      How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of your purchase payments are flexible. See "The Contract/Certificate -- Purchase Payments" provision of this prospectus.



                      How will my income payments be calculated? We will pay you a monthly income beginning on the Annuity Date if any Annuitant is still living. You may also decide to annuitize under one of the Optional Payment Plans. We will base your initial payment on the Contract Value/Certificate Value and other factors. See the "Income Payments" of this prospectus.



                      What happens if I die before the Annuity Date? Before the Annuity Date, if an owner, joint owner or Annuitant of an individual contract or a participant for a group contract dies while the contract/certificate is in force, the beneficiary will receive a payment. See the "The Death of The Participant and/or Annuitant" provision of this prospectus.



                      May I transfer assets among the investment options?
                        Yes, but there may be limits on the method of transfer
                      and how often you may make a transfer. The minimum transfer amount is $1,000 or the entire balance in the Subaccount if the transfer will leave a balance of less than $1,500. You may also make transfers from the Fixed MGA Account to the Subaccounts or to the Fixed MGA Account from the Subaccounts, subject to certain restrictions. See "Transfers Before the Annuity Date," the "Income Payments -- Transfers After the Annuity Date" and "The Fixed MGA Account" provisions of this prospectus for more information.



                      May I surrender the contract/certificate or take partial withdrawals? Yes, subject to requirements stated in the certificate and plan contract or individual contract and to restrictions imposed under certain retirement plans.



                      If you surrender the contract/certificate or take a partial withdrawal, we may assess a withdrawal charge as discussed above. In addition, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the full surrender or partial withdrawal, a 10% penalty tax. A total surrender or a partial withdrawal may also be subject to tax withholding. See the "Federal Tax Matters" provision of this prospectus. A partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value/Certificate Value. See the "Death Benefit" provision of this prospectus for more information.

                      Do I get a free look at this contract/certificate? Yes. Certificate holders may have restrictions imposed by their plan. Individual contract holders and fiduciaries of the group contract (and certain certificate holders if permitted by the plan) have the right to return the contract/certificate to us at our Service Center at the address listed on page 1 of this prospectus, and have us cancel the contract/certificate within a certain number of days (usually 10 days from the date the contract is received, but some states require different periods).



                      If this right is exercised, we will cancel the contract/certificate as of the Valuation Day we receive it and send you a refund equal to your Contract Value/Certificate Value, if applicable, plus any charges we have deducted from purchase payments prior to their allocation to the Separate Account (excluding any charges the Portfolios may have deducted) on or before the Valuation Day we received the returned contract (certificate, if applicable). Or, if required by the law of your state, we will refund your purchase payments (less any partial withdrawals previously taken). See the "Return Privilege" provision of this prospectus for more information.

Condensed Financial Information

                      The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

                      Please see Appendix A for this information.

Investment Results

                      At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming annual charges.

                      Total returns assume an initial investment of $1,000 and include the reinvestment of dividends and capital gains of the Portfolios, the Portfolios' charges and expenses, and the charges associated with the contract/certificate including the mortality and expense risk charge, the administrative expense charge and the annual charge. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

Financial Statements


                      The statutory statements of admitted assets, liabilities and capital and surplus of the Company as of December 3, 2004 and 2003, and the related statutory statements of summary of operations, changes in capital and surplus, and cash flows for the years then ended of the Company and the financial statements of the Separate Account as of December 31, 2004 and for each of the years or lesser periods in the two-year period ended December 31, 2004 are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 1-800-455-0870 or write to our Service Center at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.



                      [To be added by subsequent Post-Effective Amendment to the Registration Statement.]

The Company

                      We are a stock life insurance company organized under the laws of the State of Delaware in 1956. We principally offer annuity contracts, interest-sensitive life insurance policies, accidental death and dismemberment policies and long-term care insurance policies. We are admitted to do business in 48 states and the District of Columbia. Our principal offices are located at 6604 West Broad Street, Richmond, Virginia 23230. Our Service Center is located at 300 Berwyn Park, Berwyn, Pennsylvania 19312-0031.


                      Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. Genworth Financial, Inc. is indirectly owned by General Electric Company. GE Asset Management Incorporated is also indirectly owned by the General Electric Company and therefore the Company, Capital Brokerage Corporation and GE Asset Management Incorporated are affiliated companies.


                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account


                      We established the Separate Account as a separate investment account in 1981 pursuant to Washington law. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.


                      Currently, there are multiple Subaccounts of the Separate Account available under the contract/certificate. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.


                      The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts/certificates with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct.


                      We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.


                      If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.



THE PORTFOLIOS        There is a separate Subaccount which corresponds to each
                      Portfolio of a Fund offered in this contract/certificate.
                      You decide the Subaccounts to which you allocate assets.
                      There are limitations on the number of transfers that may be made each contract year/certificate year. See the "Transfers" provision for additional information.


                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      Before choosing a Subaccount to allocate your purchase payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any Portfolio will meet its objective. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the Subaccounts.

                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.




SUBACCOUNTS           You may allocate purchase payments from among the
                      following Subaccounts of the Portfolios listed below, in addition to the Fixed MGA Account.



                                                                                            Adviser (and Sub-Adviser(s)
                   Portfolio                                Investment Objective                  as applicable)
                   ----------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Templeton Foreign Securities   Seeks long-term capital growth.              Templeton Investment
VARIABLE INSURANCE  Fund -- Class 1 shares                                                     Counsel, LLC
PRODUCTS TRUST
                   ----------------------------------------------------------------------------------------------------
GE INVESTMENTS     Income Fund                    Seeks maximum income consistent with         GE Asset Management
FUNDS, INC.                                       prudent investment management and            Incorporated
                                                  preservation of capital.
                   ----------------------------------------------------------------------------------------------------
                   Mid-Cap Equity Fund (formerly, Seeks long-term growth of capital and        GE Asset Management
                   Mid-Cap Value Equity Fund)     future income.                               Incorporated
                   ----------------------------------------------------------------------------------------------------
                   Money Market Fund              Seeks the highest level of current income    GE Asset Management
                                                  consistent with the preservation of          Incorporated
                                                  capital and maintenance of liquidity.
                   ----------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund     Seeks long-term growth of capital and        GE Asset Management
                                                  future income rather than current income.    Incorporated
                   ----------------------------------------------------------------------------------------------------
                   U.S. Equity Fund               Seeks long-term growth of capital            GE Asset Management
                                                                                               Incorporated
                   ----------------------------------------------------------------------------------------------------





                      Not all Portfolios may be available in all states or in all markets.


                      We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits and surrender or partial withdrawal proceeds, to make income payments, or for other purposes described in the contract/certificate. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners/participants as additional units, but instead reflect them in unit values.


                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.




                      We reserve the right, within the law, to make additions, deletions and substitutions for the Portfolios. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract/certificate. This substitution might occur if shares of a Portfolio should no longer be available, or if investment in any Portfolio's shares should become inappropriate for the purposes of the contract, in the judgment of our management. The new Portfolios may have higher fees and charges than the ones they replaced. No substitution or deletion will be made without prior notice to you and before approval of the SEC, in accordance with the 1940 Act.



                      We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and before approval of the SEC. Not all Subaccounts may be available to all classes of contracts/certificates.





                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. We may realize a profit from providing these services, and if we do, we may use such profit for any purpose, including distribution of the contracts. The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from GE Life & Annuity Separate Account 4 during 2004 ranged from 0.10% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.



                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital Brokerage Corporation, amounts to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.



VOTING RIGHTS         As required by law, we will vote the shares of the
                      Portfolios held in the Separate Account at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.



                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.



                      We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.



                      We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

The Fixed MGA Account

                      Fixed investment choices are available through the Fixed MGA Account. The Fixed MGA Account is part of our General Account and assets allocated to the Fixed MGA Account are allocated interest at declared rates we guarantee for selected periods of time. Transfers, partial withdrawals and/or surrenders made from the Fixed MGA Account prior to the end of the fixed guarantee period are subject to a market value adjustment.


                      Fixed Guarantee Periods. Fixed guarantee periods are available which guarantee an interest rate for guarantee periods from one to ten years. Purchase payments may be allocated to one or more of the fixed guarantee periods. However, no more than 10 fixed guarantee periods may be selected at any one time. A new fixed guarantee period is established on each date that purchase payments are allocated or values are transferred to a fixed guarantee period. Each fixed guarantee period may have a different guaranteed interest rate.



                      Fixed MGA Account Value. The fixed MGA account value is the sum of the value in each fixed guarantee period. The value in each fixed guarantee period is equal to the amount allocated or transferred to that fixed guarantee period, plus credited interest, less any taxes previously deducted, less the amount of any annual charge previously deducted, less any amounts previously transferred or withdrawn from that fixed guarantee period (including any transfer or partial withdrawal charges arising from any previous transfer or partial withdrawal) and plus or minus any market value adjustment arising from any previous transfer or withdrawal.


                      Market Value Adjustment. The market value adjustment may be either negative or positive. It will be deducted from or added to (1) any transfer or withdrawal from a fixed guarantee period prior to the end of that guarantee period or (2) the amount annuitized from a fixed guarantee period if the Annuity Date is prior to the end of that guarantee period.

                      The market value adjustment is determined by the following formula:

                          A x [(1+B) divided by (1+C)/n/365/ - 1]


Where: n = the remaining number of days in the fixed guarantee period;

       A = the amount transferred, withdrawn or annuitized from the fixed guarantee period;

       B = the guaranteed annual interest rate for the fixed guarantee period;
           and

       C = the current guaranteed annual interest rate we are offering for a Guarantee Period of duration of years represented by n/365. When n/365 if not a whole number, we determine C by straight-line interpolation. If n/365 if less than 1, we will assume C is equal to the rate for a one-year guarantee period.

                      In no event will a negative market value adjustment be an amount below the minimum non-forfeiture rate prescribed by the state in which the contract was issued.

                      Transfers. Transfers from a fixed guarantee period are subject to the transfer provisions in the "Transfers" section of this prospectus.


                      Interest Rates. Unless we state differently, interest will be credited daily (except for February 29th) to achieve the guaranteed annual yield for each fixed guarantee period in which purchase payments are allocated. For the guarantee periods which begin on the effective date, the guaranteed annual yield is shown on the certificate schedule (the contract schedule for contracts issued as individual contracts). There are no guaranteed minimum interest rates for reinvestment of fixed MGA account values, except we guarantee that the rates on reinvestment will never be less than the minimum nonforfeiture rate prescribed by the state in which the contract was issued.



                      End of Guarantee Period. Forty five (45) days prior to the end of a fixed guarantee period, we will send notice to the participant (contract owner for individual contracts) that the end of the guarantee period is approaching. The participant can then select, by notification to our Service Center, a new fixed guarantee period or transfer money to a Subaccount, effective at the end of the terminating fixed guarantee period. If notification is not received prior to the end of the fixed guarantee period, the money will be reinvested in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund.



                      The selection of a new fixed guarantee period or a transfer into a Subaccount will not apply against the once per contract year/certificate year transfer privilege stated in the "Transfers" section of this prospectus. The contract owner/participant may give continuous notification by leaving instructions for the reinvestment of all fixed guarantee periods. The minimum amount necessary to start a new fixed guarantee period is $2,000. If notification is given to start a new guarantee period with less than $2,000, the amount will be reinvested in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund.

Charges and Other Deductions


                      The contracts were sold through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We paid commissions to the broker-dealers for selling the contracts and commissions for the issuance of new certificates to an existing plan and/or receipt of any subsequent purchase payments. We intend to recover commissions, marketing, administrative and other expenses and costs of contract/certificate benefits through fees and charges imposed under the contracts/certificates. See the "Distribution of the Contracts" provision in this prospectus for more information.




                      All of the charges described in this section apply to assets allocated to the Separate Account. Assets allocated to the Fixed MGA Account are subject to all of the charges described in this section except for the mortality and expense risk charge and the administrative expense charge.

                      We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts/certificates. We incur certain costs and expenses for the distribution and administration of the contracts/certificates and for providing the benefits payable thereunder. Some of the administrative services provided include:

                         . processing applications for and issuing the
                           contracts/certificates;

                         . maintaining records;

                         . administering annuity payments;

                         . furnishing accounting and valuation services
                           (including the calculation and monitoring of daily Subaccount values);

                         . reconciling and depositing cash receipts;

                         . providing contract/certificate confirmations and
                           periodic statements;

                         . providing toll-free inquiry services; and

                         . furnishing telephone and internet transaction
                           services.


                      Some of the administrative services listed above are performed by a third party service provider, Delaware Valley Financial Services, Inc. ("Delaware Valley"). Delaware Valley is not affiliated with us and we pay them to perform various administrative services for the contracts/certificates. These tasks are performed at a Service Center located in Berwyn, Pennsylvania. Although many services are performed by Delaware Valley, we are in no way relieved from our contractual obligations stated in the contracts and certificates.

                      The risks we assume include:

                         . the risk that the death benefit will be greater than
                           the Withdrawal Value;

                         . the risk that the actual life-span of persons
                           receiving income payments under the
                           contract/certificate will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract/certificate and cannot be changed);


                         . the risk that more owners/participants than expected
                           will qualify for waivers of the withdrawal charges;
                           and


                         . the risk that our costs in providing the services
                           will exceed our revenues from contract/certificate charges (which cannot be changed by us).

                      The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

TRANSACTION
EXPENSES


WITHDRAWAL CHARGE     We assess a withdrawal charge on partial withdrawals and
                      full surrenders of purchase payments taken within the first five years of receipt, unless you meet an available exception as described below. You pay this charge if you take a partial withdrawal or fully surrender to compensate us for the losses we experience on contract/certificate distribution costs.


                      We calculate the withdrawal charge separately for each purchase payment. For purposes of calculating this charge, we assume that you withdraw purchase payments on a first-in, first-out basis. Unless specifically stated otherwise, the withdrawal charge will be deducted proportionately from the Subaccounts and the fixed guarantee periods, except that fixed guarantee periods of the same duration shall be considered as one for withdrawal purposes. The surrender charge is as follows:

        Number of Full and Partially        Withdrawal Charge as a Percentage
      Completed Years Since We Received      of the Surrendered or Partially
            the Purchase Payment               Withdrawn Purchase Payment
   --------------------------------------------------------------------------
                      0                                    5%
                      1                                    5%
                      2                                    4%
                      3                                    3%
                      4                                    2%
                  5 or more                                0%
   --------------------------------------------------------------------------

                      We do not assess the withdrawal charge on surrenders or partial withdrawals on amounts representing gain (as defined below).


                      You may surrender or partially withdraw any gain in your contract/certificate free of any withdrawal charge. We calculate gain in the contract/certificate as: (a) plus
                      (b) minus (c) minus (d), but not less than zero where:



                       (a) is the Contract Value/Certificate Value on the Valuation Day we receive your partial withdrawal or total surrender request;


                       (b) is the total of any partial withdrawals (including withdrawal charges and market value adjustment) previously taken;

                       (c)  is the total of purchase payments made; and

                       (d)  is the total of any gain previously withdrawn.

                      You may specify the Subaccount(s) or fixed guarantee period(s) from which the partial withdrawal is to be made. If no specification is made, the partial withdrawal will be made from the Subaccounts and each fixed guarantee period in the same proportion that the assets allocated to such Subaccounts and the Fixed MGA Account for such fixed guarantee period bears to all your assets allocated in the Separate Account and Fixed MGA Account.


                      The amount available for withdrawal is the Contract Value/Certificate Value, less any withdrawal charge, plus or minus any amount for a market value adjustment for withdrawals from the fixed guarantee periods, less any applicable taxes assessed, and the annual charge if the withdrawal is a full surrender and such surrender does not occur on December 31.



DEDUCTIONS            We deduct from the Separate Account an amount, computed
FROM THE              daily, equal to an annual rate of 1.40% of the daily net
SEPARATE              assets of the Separate Account. The charge consists of an
ACCOUNT               administrative expense charge at an effective annual rate
                      of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.25%. These deductions from the Separate Account are reflected in your Contract
                      Value/Certificate Value.


OTHER CHARGES


ANNUAL CHARGE         We will deduct an annual charge of $40 from your Contract
                      Value/Certificate Value to compensate us for certain administrative expenses incurred in connection with the contract/certificate. We will deduct the charge on December 31st of each calendar year and at surrender. In the first Contract
                      Year/Certificate Year, a pro-rata portion of the annual charge will be deducted on December 31st. The annual charge is also deducted on a total surrender if the date of such surrender is not December 31st. If the Annuity
                      Date is not December 31st, a pro-rata portion of the annual charge is deducted on the Annuity Date. The annual charge is deducted from each Subaccount and each fixed guarantee period in the same proportion that your assets in such accounts bears to the Contract Value/Certificate
                      Value. We will waive this charge if your Contract
                      Value/Certificate Value at the time of deduction is $40,000 or more.



DEDUCTIONS FOR        We will deduct charges for any premium tax or other tax
PREMIUM TAXES         levied by any governmental entity from purchase payments
                      or your Contract Value/Certificate Value when the premium tax is incurred or when we pay proceeds under the contract/certificate (proceeds include partial withdrawals and total surrenders, income payments and death benefit payments).


                      The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND     Each Portfolio incurs certain fees and expenses. To pay
DEDUCTIONS            for these charges, the Portfolio makes deductions from
                      its assets. The deductions are described more fully in each Portfolio's prospectus.


                      In addition, we reserve the right to impose a transfer charge of up to $25 per transfer for each transfer made after the sixth transfer in a contract year/certificate year. This charge is at our cost with no profit to us.

The Contract/Certificate

                      The contract is a group and individual deferred variable annuity and modified guaranteed annuity contract. We describe your rights and benefits below and in the contract and certificate, if applicable. There may be differences in your contract/certificate (such as differences in fees, charges and benefits) because of requirements of the state where we issued your contract/certificate. We will include any such differences in your contract/certificate.


PURCHASE OF           The contract is no longer offered for new sales, however,
THE CONTRACT/         we may issue new certificates under existing plans. To be
PARTICIPATION IN      issued a certificate you must be of legal age in a state
THE PLAN              where we may lawfully issue you a certificate and also be
                      eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant cannot be older than age 85, unless we approve a different age.





                      If we receive a completed application for a new participant and all other information necessary for processing a purchase order, we will apply the initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We will apply any additional purchase payments you make on the Valuation Day we receive them at our Service Center.




                      This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract/certificate is an appropriate investment for you.


                      Purchasing the contract/certificate through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits the exchange of one annuity contract for another in a "tax-free exchange." Therefore, the proceeds from another annuity contract can be used to make purchase payments for this contract/certificate. (There may be restrictions imposed by the plan in which you are participating.) Before making an exchange to acquire this contract/certificate, you should carefully compare this contract/certificate to your current contract. You may have to pay a withdrawal charge under your current contract to exchange it for this contract/certificate, and this contract/certificate has its own withdrawal charges which would apply to you. The fees and charges under this contract/certificate may be higher (or lower), and the benefits may be different, than those of your current contract/certificate. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract/certificate for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract/certificate generally will earn a commission. Please note that your plan may have restrictions with regard to the purchase or exchange into the contract/certificate.



                      Participants in a plan (certificate holders) may name a joint participant. A spousal joint participant will be deemed the only primary beneficiary under the certificate, regardless of any other designations made. A participant (the certificate holder) and a spousal joint participant may exercise rights on behalf of each other, except for a change of participant or joint participant. A participant and a non-spousal joint participant must exercise rights under the certificate jointly.


                      A participant may be changed by notifying our Service Center in writing. The change will be effective as of the date the notice was signed. We may impose limits on the age of the new participant, consistent with the age limits on original participants. We are not liable for payments made or actions taken prior to receipt of the notice.


                      Contract owners (for contracts issued as individual contracts) may name a joint owner. The spousal joint owner will be deemed the only primary beneficiary under the contract, regardless of any other designations made. An owner and a spousal joint owner may exercise rights on behalf of each other, except for the change of an owner or joint owner. A non-spousal joint owner must exercise rights under the contract jointly.


                      An owner may be changed by notifying our Service Center in writing. The change will be effective as of the date the notice was signed. We may impose limits on the age of the new owner, consistent with the age limits on original owner(s). We are not liable for payments made or actions taken prior to receipt of the notice.


                      During the Annuitant's life, the participant and/or joint participant participating in a group contract, or the owner and/or joint owner of an individual contract may, before the Annuity Date, change:


                         . the optional payment plan;



                         . the Annuity Date;

                         . the allocations of the investments among the
                           Subaccounts and/or Fixed MGA Account (subject to certain restrictions listed in your contract/certificate and in the "Transfers" provision); and



                         . the primary beneficiary or contingent beneficiary
                           (unless the primary beneficiary or contingent beneficiary was named as an irrevocable beneficiary) upon written notice to our Service Center. If you change a beneficiary, your optional payment plan selection will no longer be in effect unless you request that it continue.


                      Our Service Center must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before the change is recorded by our Service Center.


ASSIGNMENT            The owner, if the contract was issued as an individual
                      contract or the participant for group contracts (and if permitted by the terms of the plan) may make a collateral assignment of his or her rights under the contract/certificate to a creditor as a security for a debt upon written notice to our Service Center. We are not responsible for the validity of an assignment, nor are we liable for payments made or action taken prior to receiving the notice for assignment. The rights of an assignee have priority over the rights of the beneficiary, unless the beneficiary was effectively designated as an irrevocable beneficiary prior to the assignment.


                      Generally, Qualified Contracts, IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.


                      We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Service Center receives sufficient direction from the owner/participant and the assignee regarding the proper allocation of contract/certificate rights.



                      Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract/certificate for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.


                      Assignment of the entire Contract Value/Certificate Value may cause the portion of the contract/certificate exceeding the total investment in the contract/certificate and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PURCHASE              You may make purchase payments at any frequency and in
PAYMENTS              the amount you select, subject to certain limitations.
                      You must obtain our prior approval before you make total purchase payments for any Annuitant age 79 or younger that exceed $2,000,000. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000 or any allocation which would result in a total of more than $500,000 in all fixed guarantee periods in the Fixed MGA Account.
                      Payments may be made at any time prior to the Annuity
                      Date, the surrender of the contract/certificate, or the death of the participant or joint participant, as applicable (owner or joint owner if the contract was issued as an individual contract). We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.



                      The minimum initial purchase payment is $5,000 ($2,000 for Qualified Contracts). Each additional purchase payment must be at least $500; $100 if paid pursuant to an automatic payment plan. In addition, the minimum payment that may be allocated to any fixed guarantee period of the Fixed MGA Account is $2,000.


VALUATION DAY         We will value Accumulation and Annuity Units once daily
                      as of the close of regular trading (currently 4:00 p.m.
                      Eastern Time) for each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.


ALLOCATION OF         We place purchase payments into the Subaccounts, each of
PURCHASE              which invests in shares of a corresponding Portfolio,
PAYMENTS              and/or the Fixed MGA Account, according to your
                      instructions. You may allocate purchase payments to the Subaccounts and to 10 fixed guarantee periods of the Fixed MGA Account at any one time. The percentage of any purchase payment which you can put into any one
                      Subaccount must be a whole percentage and cannot be less than $100; the minimum allocation to any one fixed guarantee period must be at least $2,000. Any allocation which would result in a total of more than $500,000 in all fixed guarantee periods requires prior approval of the Company.


                      Upon allocation to the appropriate Subaccounts, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional purchase payments at our Service Center. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio's investments perform, but also upon the charges of the Separate Account and the Portfolios.

                      You may change the allocation of subsequent purchase payments at any time, without charge, by sending our Service Center acceptable notice. The new allocation will apply to any new purchase payments made after our Service Center receives notice of the change.


VALUATION OF          Partial withdrawals, total surrenders and/or payment of
ACCUMULATION          the death benefit all result in the cancellation of an
UNITS                 appropriate number of Accumulation Units. We cancel
                      Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial withdrawal, total surrender or payment of the death benefit. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract/certificate by the Accumulation Unit value for that day.

                      The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

                      The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of the Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

Transfers





TRANSFERS BEFORE THE  All contract owners/participants (unless restricted by
ANNUITY DATE          the terms of their plan) may transfer all or a portion of
                      their assets between and among the Subaccounts of the Separate Account and the Fixed MGA Account on any
                      Valuation Day prior to the Annuity Date, subject to certain conditions that are stated in your contract/certificate and below. Owners/participants may not, however, transfer assets in any fixed guarantee period more than once per contract year/certificate year.
                      We process transfers among the Subaccounts and between the Subaccounts and a fixed guarantee period in the Fixed
                      MGA Account as of the end of the Valuation Period that our Service Center receives the transfer request in good order. There may be limitations placed on multiple transfer requests made at different times during the same
                      Valuation Period involving the same Subaccounts or a fixed guarantee period. We may postpone transfers to, from or among the Subaccounts and/or the fixed guarantee period(s) under certain circumstances. See the "Requesting Payments" provision in this prospectus.



TRANSFERS FROM THE    We may limit and/or restrict transfers from the fixed
FIXED GUARANTEE       guarantee period(s) of the Fixed MGA Account to the
PERIOD(S) TO THE      Subaccounts. Transfers from the fixed guarantee period(s)
SUBACCOUNTS           to the Subaccounts may only be made once per contract
                      year/certificate year. The minimum amount which may be transferred from any fixed guarantee period is $1,000 or the entire amount in the fixed guarantee period if the remaining amount in the fixed guarantee period would be less than $500 after the transfer. We will not allow any subsequent transfers from any fixed guarantee period to the Subaccounts once a transfer has been made that contract year/certificate year. However, any concurrent transfer from a fixed guarantee period of the same duration will be considered one transfer for purposes of the one transfer allowed each contract year/certificate year. In such case, amounts transferred will be transferred on a first-in, first-out basis. All transfers made from any fixed guarantee period prior to the expiration of the guarantee period will be subject to a market value adjustment.



TRANSFERS AMONG THE   We may limit and/or restrict transfers among the fixed
FIXED GUARANTEE       guarantee periods of the Fixed MGA Account. Transfers
PERIOD(S)             among the fixed guarantee period(s) may only be made once
                      per contract year/certificate year. The minimum amount which may be transferred among any fixed guarantee period is $1,000 or the entire amount in the fixed guarantee period if the remaining amount in the fixed guarantee period would be less than $500 after the transfer. We will not allow any subsequent transfers among the fixed guarantee periods once a transfer has been made that contract year/certificate year. However, any concurrent transfer from a fixed guarantee period of the same duration will be considered one transfer for purposes of the one transfer allowed each contract year/certificate year. In such case, amounts transferred will be transferred on a first-in, first-out basis. All transfers made from any fixed guarantee period prior to the expiration of the guarantee period will be subject to a market value adjustment. A transfer from one fixed guarantee period to another initiates a new fixed guarantee period. In addition, you may not have assets allocated to more than 10 fixed guarantee periods at any one time.



TRANSFERS FROM THE    We may limit and/or restrict transfers from the
SUBACCOUNTS TO THE    Subaccounts to any fixed guarantee period(s) of the Fixed
FIXED GUARANTEE       MGA Account. Transfers from the Subaccounts to any fixed
PERIOD(S)             guarantee period(s) may only be made once per contract
                      year/certificate year. The minimum amount which may be transferred from the Subaccounts to any fixed guarantee period is $1,000 or the entire amount in the Subaccount if the remaining amount in the Subaccount would be less than $500 after the transfer. We will not allow any subsequent transfers from the Subaccounts to any fixed guarantee period once a transfer has been made that contract year/certificate year. Transfers from the Subaccounts which would result in a total of more than $500,000 in all fixed guarantee periods requires our approval prior to making the transfer. In addition, you may not have assets allocated to more than 10 fixed guarantee periods at any one time.



TRANSFERS AMONG THE   All owners/participants may submit six (6) transfers
SUBACCOUNTS           among the Subaccounts each contract year/certificate year
                      by telephone, facsimile, U.S. Mail or overnight delivery service. Once such six (6) Subaccount transfers have been executed, a charge of $25 will be imposed on any transfer made during that same contract year/certificate year. In addition, once six (6) Subaccount transfers have been executed, a letter will be sent notifying owners/participants that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, Internet, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e., you may not call or electronically cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Service Center. These restrictions will apply to all owners/participants and their designated third party, unless such transfer is being made pursuant to:



                         1) a Portfolio Rebalancing program;



                         2) an approved fund substitution or fund liquidation;
                            or

                         3) a portfolio's refusal to purchase shares, in which
                            case the portfolio's refusal to purchase will not be considered a transfer for the purpose of the six transfers allowed per contract year/certificate year for purposes of allocating the transfer charge and transferring assets per voice response, Internet, telephone, facsimile, U.S. Mail or overnight delivery service.



                      If a transfer charge is assessed, the transfer charge will be deducted from the amount transferred if the entire amount is being transferred from the Subaccount. Otherwise, the transfer charge will be deducted from the remaining amount in the Subaccount in which the transfer is being made. If a transfer is being made from more than one Subaccount, the transfer charge will be deducted from the Subaccounts in the same proportion that the amount transferred from each Subaccount bears to the total amount transferred.





                      Sometimes, we will not honor transfer requests. We will not honor a transfer request if:


                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests; and/or

                        (2) the transfer would adversely affect Accumulation
                            Unit values.


                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 6 transfers allowed each contract year/certificate year free of charge as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Service Center.


                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.


TELEPHONE/            All owners/participants may make their transfers by
INTERNET              calling or electronically contacting our Service Center,
TRANSACTIONS          provided we receive written authorization at our Service
                      Center to execute such transactions prior to such request. Transactions that can be conducted over the telephone and internet include, but are not limited to:



                        (1) transfers of assets among the Subaccounts or
                            between the Subaccounts and the fixed guarantee period(s) in any contract year/certificate year (this includes any changes in purchase payment allocations when such changes include a transfer of assets); and




                        (3) Portfolio Rebalancing.

                      We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone/internet instructions;

                        (2) confirming the telephone/internet transaction in
                            writing to you or a third party you authorized;
                            and/or

                        (3) tape recording telephone instructions or retaining
                            a record of your electronic request.

                      We reserve the right to limit or prohibit telephone and internet transactions.


                      We will delay making a payment or processing a transfer request if:


                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or


                        (4) the SEC by order permits postponement of payment to
                            protect our owners/participants



                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value/Certificate Value may be affected since owners/participants will not have access to their account.


CONFIRMATION OF       We will not be liable for following instructions that are
TRANSACTIONS          reasonably genuine. We will send you a confirmation of
                      any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.


SPECIAL NOTE ON       Please note that the internet or our Service Center's
RELIABILITY           telephone system may not always be available. Any
                      computer system or telephone system, whether it is ours, our Services Center's, yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Service Center.



TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give third parties the right to conduct transfers
                      on your behalf. Certain plans may not permit you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners/participants, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract/certificates, can result in higher costs to owners/participants, and are generally not compatible with the long-range goals of owners/participants. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios and the management of the Portfolios share this position.



                      We have procedures to assure that the transfer requests that we receive have, in fact, been made by the owners/participants in whose names they are submitted.



SPECIAL NOTE ON       When owners/participants or someone on their behalf
FREQUENT TRANSFERS    submit requests to transfer all or a portion of their
                      assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.



                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner/participant or someone on their behalf engages in frequent Subaccount transfers, other owners/participants and persons with rights under the contracts/certificates (such as Annuitants and beneficiaries) may be harmed.



                      The Separate Account is not designed to accommodate frequent purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described above in "Transfers Among The Subaccounts" provision. This policy requires owners/participants who request more than 6 Subaccount transfers in a contract year/certificate year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (so-called "time-zone" arbitrage in particular) that rely on "same-day" processing of transfer requests.



                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners/participants, other persons with material rights under the contracts/certificates, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 6 Subaccount transfer requests may not be restrictive enough to deter owners/participants seeking to engage in abusive market timing strategies.



                      We may revise our frequent Subaccount transfer policy and related procedures, in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners/participants, other persons with material rights under the contracts/certificates or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners/participants engaging in frequent Subaccount transfers. For example, we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer. As discussed above in "Transfers Among The Subaccounts," we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests, or the transfer would adversely affect Accumulation Unit values. As also discussed above, to the extent necessary to reduce the adverse effects of simultaneous Subaccount transfers made by third parties who make transfers on behalf of multiple owners/participants, we may not honor such transfer requests.



                      Each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners/participants should be aware that we may not have, the contractual, obligation nor the operational capability to monitor owner's/participant's Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners/participants and other persons who have material rights under the contracts/certificates should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.



                      Owners/participants and other persons with material rights under the contracts/certificates also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners/participants engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy our contractual obligations to owners/participants.



                      We apply our policies and procedures without exception, waiver, or special arrangement.



PORTFOLIO
REBALANCING
PROGRAM Once your purchase payment has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance your assets (on a quarterly, semi-annual or annual basis) among the Subaccounts to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages. The program does not include allocations to the Fixed MGA Account. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement.



                      Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to our Service Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider Portfolio Rebalancing a transfer for purposes of assessing a transfer charge or calculating the maximum number of transfers permitted in a contract year/certificate year. We reserve the right to discontinue offering the Portfolio Rebalancing program at any time and for any reason. Portfolio Rebalancing does not assure a profit or protect against a loss.

Surrenders and Partial Withdrawals


SURRENDERS            We will allow you to surrender your contract/certificate
AND PARTIAL           or to partially withdraw your Contract Value/Certificate
WITHDRAWALS           Value at any time before the Annuity Date upon your
                      written request, subject to the conditions discussed below.



                      We will not permit a partial withdrawal that is less than $1,000 or a partial withdrawal which would reduce your Contract Value/Certificate Value to less than $1,500. If your partial withdrawal request would reduce Contract Value/Certificate Value to less than $1,500, we will surrender your contract/certificate in full. Different limits and other restrictions may apply to Qualified Contracts and your plan may impose additional restrictions.



                      On partial withdrawals, the amount withdrawn is equal to the requested amount minus any withdrawal charge, minus any premium taxes assessed, plus or minus a market value adjustment, if applicable. The charges will be deducted from the Subaccounts and the fixed guarantee periods proportionately, except that fixed guarantee periods of the same duration will be considered one for withdrawal purposes.


                      You may specify the Subaccount(s) or fixed guarantee period(s) from which the partial withdrawal is to be made. If no specification is made, the partial withdrawal will be made from the Subaccounts and each fixed guarantee period in the same proportion that the assets allocated to such Subaccounts and the Fixed MGA Account for such fixed guarantee period bears to all your assets allocated in the Separate Account and Fixed MGA Account.


                      The amount available for withdrawal is the Contract Value/Certificate Value, less any withdrawal charge, plus or minus any amount for a market value adjustment for withdrawals from the fixed guarantee periods, less any applicable taxes assessed, and the annual charge if you fully surrender and such surrender does not occur on December 31.



                      The amount payable on full surrender of the contract/certificate is the Withdrawal Value at the end of the Valuation Period during which we receive the surrender request. The Withdrawal Value equals:



                        (1) the Contract Value/Certificate Value on the
                            Valuation Day we receive a request for surrender; plus or minus



                        (2) any current market value adjustment for amounts
                            withdrawn from the fixed guarantee periods; minus



                        (3) the annual charge if the surrender is not made on
                            December 31st (and the Contract Value/Certificate Value is less than $40,000); minus

                        (4) any applicable withdrawal charge; minus


                        (5) any applicable premium tax.


                      We may pay the Withdrawal Value in a lump sum or under one of the optional payment plans specified in the contract/certificate, based on your instructions.



                      We will delay making a payment if:


                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or


                        (4) the SEC by order permits postponement of payment to
                            protect our owners/participants.



                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value/Certificate Value may be affected since owners/participants will not have access to their account.



                      Please remember that a partial withdrawal will reduce the death benefit by the proportion that the partial withdrawal (including any applicable withdrawal charges, premium tax and any negative market value adjustment) reduces your Contract Value/Certificate Value. See "The Death Benefit" provision in this prospectus.


                      Surrenders and partial withdrawals may also be subject to income tax and, if taken prior to age 59 1/2, a 10% additional IRS penalty tax. See the "Federal Tax Matters" provision in this prospectus.


RESTRICTIONS          Section 830.105 of the Texas Government Code permits
ON                    participants in the Texas Optional Retirement Program to
DISTRIBUTIONS         withdraw their interest in a variable annuity
FROM CERTAIN          contract/certificate issued under the Texas Optional
CONTRACTS/            Retirement Program only upon:
CERTIFICATES
                        (1) termination of employment in the Texas public
                            institutions of higher education;

                        (2) retirement;

                        (3) death; or


                        (4) the owner's/participant's attainment of age 70 1/2.



                      If your contract/certificate is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract/certificate.

The Death Benefit



DEATH PRIOR TO THE    Upon the death of the owner/participant or non-spousal
ANNUITY DATE          joint owner/non-spousal joint participant prior to the
                      Annuity Date, we will pay the death benefit to the named beneficiary. If the spousal joint owner/spousal joint participants dies prior to the participant's death, no death benefit is payable. If the owner is not a natural person and if any Annuitant dies prior to the Annuity
                      Date, we will pay the death benefit to the named beneficiary, except as provided below.



                      If the Annuitant is not the owner/participant and the Annuitant dies prior to the Annuity Date, no death benefit is payable. In such case the owner/participant must select a new Annuitant. If a new Annuitant is not selected within 30 days of the death of the original Annuitant, the owner/participant will become the named Annuitant.



DEATH AFTER THE       On the death of the Annuitant after the Annuity Date, any
ANNUITY DATE          guaranteed amounts remaining unpaid will be paid to the
                      named beneficiary under the same method of distribution in force at the date of death. (See the "Income Payments" provision of this prospectus.)



DEATH BENEFIT         The death benefit is the greater of (a) or (b) as of the
                      Valuation Period when both due proof of death and all required forms are received by our Service Center, where:



                        (a) is equal to the Minimum Death Benefit as specified
                            on the contract schedule/certificate schedule; and



                        (b) is equal to the Contract Value/Certificate Value.
                            If no payment election is received, the death benefit will be determined as of 6 months after receipt of due proof of death and all required forms.


PAYMENT OPTIONS       The death benefit must be paid under one of the following
                      methods:


                         . The beneficiary must receive the death benefit
                           within five years after the death of the owner/participant (or death of the Annuitant if the owner/participant is a non-natural person).



                         . The beneficiary may elect to receive the death
                           benefit under a payment option under which payments begin within one year of the death of the owner/participant (or the death of the Annuitant if the owner/participant is a non-natural person). In no case may a payment option be chosen where payments extend beyond the beneficiary's life or life expectancy.



                         . If the primary beneficiary is the surviving spouse
                           of the owner/participant, such spouse may choose one of the payment options or he or she may elect to continue the contract/certificate as the owner/participant in which case, no death benefit is payable.



                         . If the owner/participant is not a person, then as
                           primary beneficiary a surviving spousal Annuitant or Joint Annuitant may choose one of the payment options or may elect to continue the contract/certificate in force. No death benefit will be paid in that event, and such an election shall not affect ownership of this contract/certificate.



                      We will notify the beneficiary of these choices. If the beneficiary does not respond, we may make a lump sum payment of the death benefit six months after such notice and receipt of due proof of death (and all required forms) of the death which causes payment of the death benefit.



                      Prior to his or her death, a owner/participant may make elections regarding payment options for a beneficiary. A beneficiary may not revoke such an election.



BENEFICIARY           The beneficiary is the person designated to receive
AND DISTRIBUTION      payment of the death benefit upon the death of the
RULES                 owner/participant or receive the remaining payments upon
                      the death of the Annuitant if a period certain payment option is elected at the Annuity Date and all payments have not been distributed at the time of the Annuitant's death.



                      The owner/participant chooses the beneficiary on the application. The beneficiary may be changed by written notice to our Service Center, provided such notice is received prior to the time of death benefit. A beneficiary may also be named irrevocably, in which case a change can only be made with the irrevocable beneficiary's consent.


                      For purposes of distribution, the following rules will apply:


                         . A spousal joint owner/joint participant will be
                           deemed the only primary beneficiary under the contract/certificate, regardless of any other beneficiary designation. If the owner/participant is not a person, and if the Annuitant and Joint Annuitant are spouses, then the surviving spousal Annuitant or Joint Annuitant will be deemed the only primary beneficiary under the contract/certificate, regardless of any other beneficiary designation.


                         . Equal shares will be paid when there is more than
                           one primary beneficiary.

                         . A contingent beneficiary will be paid only when
                           there are not surviving primary beneficiary(ies). Equal shares will be paid when there is more than one contingent beneficiary.

                         . If any beneficiary dies before the death which
                           causes payment of the death benefit, the estate or heirs of such beneficiary will have no rights to any portion of the death benefit. If any beneficiary dies within 15 days after the death which causes payment of the death benefit and before we make any payment, payment will be made as if that beneficiary died before the death which caused payment of the death benefit.


                         . If a surviving spousal joint owner/spousal joint
                           participant, as primary beneficiary, dies prior to receiving the entire death benefit, we will pay any then-surviving contingent beneficiaries designated under the contract/certificate rather than the spousal joint owner's/spousal joint participant's estate, unless the spousal joint owner/spousal joint participant has designated otherwise.



                         . If no beneficiary survives the owner/participant, we
                           will pay the owner's/participant's estate. If no beneficiary survives the Annuitant, we will pay the owner/participant.

Income Payments



INCOME PAYMENTS       The Income Date is the date income payments begin,
AND THE ANNUITY       provided the Annuitant is living on that date. You may
DATE                  select the Annuity Date and a payment option. The date on
                      which income payments are to start generally is the first day of a calendar month immediately following the later of:



                        (1) the Contract Anniversary/Certificate Anniversary
                            immediately following the Annuitant's 85th birthday; or


                        (2) 10 years after the effective date.


                      You may change the Annuity Date or the payment option upon written Notice received at our Service Center at least 30 days prior to the current Annuity Date. The new Annuity Date must be the first or the fifteenth day in a calendar month. Thereafter, neither the owner/participant nor any beneficiary may change the schedule of payments.



                      If the Annuity Date is not at the end of the guarantee period for assets allocated to any fixed guarantee period, a market value adjustment will be applied on the Annuity Date to all applicable assets in the Fixed MGA Account. Income payments must begin no later than the Annuity Date. If the owner/participant has not chosen a payment option, payments will be made for the Life of the Annuitant with a 10 year period certain (Option 3).



PAYMENT OPTIONS       Annuity benefits currently are available under the
                      contract/certificate only on a fixed basis. You may select any one of the following payment options. We may make other payment options, including variable payment options, available from time to time. Treasury regulations may preclude the availability of certain payment options in connection with certain Qualified
                      Contracts.


                      Option 1 -- Payments for a Fixed Period: We will make payments for the period chosen. The period must be at least 10 years.

                      Option 2 -- Life Annuity: We will make payments during the life of the Annuitant.

                      Option 3 -- Life Annuity With Payments for a Certain
                      Period: We will make payments for the guaranteed period chosen (5, 10, 15 or 20 years) and as long thereafter as the Annuitant lives.

                      Option 4 -- Joint and Survivor Life Annuity: We will make payments during the lifetimes of the Annuitant and a designated second person. Payments will continue as long as either is living.

AMOUNT OF FIXED       We determine the amount of fixed income payments by
INCOME PAYMENTS       applying the adjusted Contract Value/Certificate Value to
                      the fixed income payment tables contained in the contract/certificate. The adjusted Contract
                      Value/Certificate Value is the Contract Value/Certificate
                      Value immediately preceding the Annuity Date, plus or minus the market value adjustment applicable to fixed guarantee periods which are not at the end of their guarantee periods, less any applicable taxes and less any pro-rata share of the annual charge if the Annuity Date is not December 31. The amount of each fixed annuity payment will remain constant.



                      Annuity payments will be made monthly unless you choose less frequent payments. If any payment would be less than $100 we may change the frequency so payments are at least $100 each. If the Contract Value/Certificate Value to be applied at the Annuity Date is less than $2,500, we may elect to pay that amount in a lump sum. For the tax consequences of a lump sum payment, see "Federal Tax Considerations--Income Payments" provision of this prospectus.



BASIS OF ANNUITY      The income payment rates are based on the 1983 Table "a"
RATES                 for Individual Annuity Valuation with interest at 3%,
                      except for contracts/certificates issued in certain states or certificates issued connection with certain employer-sponsored plans where we may not use gender-based tables. If we offer better payment rates for similar annuities at the Annuity Date, we will substitute such rates for the rates in the Fixed Annuity payment table.



AMOUNT OF             If we should agree to make income payments available on a
VARIABLE INCOME       variable basis, the following shall apply:
PAYMENTS
                      We determine the first variable income payment by applying that portion of the adjusted Contract
                      Value/Certificate Value used to purchase a variable annuity to the variable income payment tables contained in the contract/certificate. We based the tables on the 1983-a Individual Annuity Valuation and reflect an assumed interest rate of 4% per year.



                      We will base variable income payments after the first on the investment performance of the Subaccounts selected. We determine the amount of such subsequent payments by dividing the amount of the first income payment from each Subaccount by the then current Annuity Unit value for such Subaccount to establish the number of Annuity Units which we will thereafter use to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the Annuity Unit value for that Subaccount, and we then total the resulting amounts for each variable Subaccount to arrive at the amount of the payment we make. The number of Annuity Units remains constant during the annuity payment period, but the dollar amount of the payments will vary.



                      We determine the value of an Annuity Unit for each Subaccount for any Valuation Period by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for that variable Subaccount for the Valuation Period for which we are calculating the Annuity Unit value and by a factor to neutralize the assumed interest rate.



                      A 4% assumed interest rate is built into the annuity tables used to determine the first variable income payment. A higher assumption would mean a larger first income payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling subsequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment performance is 4% annually, annuity payments will be level.



TRANSFERS AMONG       If we are making variable income payments, the payee may
THE SUBACCOUNTS       change the Subaccounts from which we are making the
AFTER THE ANNUITY     payments once each calendar year. The transfer will be
DATE                  effective as of the end of the Valuation Period during
                      which we receive written request at our Service Center.
                      However, we reserve the right to limit the number of transfers if necessary for the contract/certificate to continue to be treated as an annuity under the Code. We also reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit values. If the number of Annuity Units remaining in the Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not allow a transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Annuity Date.



                      We do not permit transfers between the Subaccounts and the fixed guarantee periods of the Fixed MGA Account after the Annuity Date. We also do not permit transfers between and among the fixed guarantee periods of the Fixed MGA Account after the Annuity Date.



                      These restrictions apply to all owners/participants whose contracts/certificates are in a variable payout option. There are no exceptions for any owners/participants.

Federal Tax Matters


INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the contract/certificate. The Federal income tax treatment of the contract/certificate is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.


                      This discussion does not address all of the Federal income tax rules that may affect you and your contract/certificate. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract/certificate. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAXATION OF           This part of the discussion describes some of the Federal
NON-QUALIFIED         income tax rules applicable to Non-Qualified Contracts. A
CONTRACTS             Non-Qualified Contract is a contract not issued in
                      connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

                      Tax deferral on earnings. The Federal income tax law generally does not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

                         . an individual must own the contract (or the tax law
                           must treat the contract as owned by an individual);

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

                         . the owner's right to choose particular investments
                           for a contract must be limited; and

                         . the contract's Annuity Date must not occur near the
                           end of the Annuitant's life expectancy.

                      Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the excess of the annual increase in Contract Value. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.

                      There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

                      In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the non-natural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

                      Investments in the Separate Account must be diversified. For a contract and the certificate thereunder, to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner/participant could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract/certificate.

                      Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner/participant can direct the investment of assets. In some circumstances, owners/participants of variable contracts/certificates who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contract/certificate, we believe that the owner/participant of a contract/certificate should not be treated as the owner of the separate account assets. We reserve the right to modify the contract/certificate to bring it into conformity with applicable standards should such modification be necessary to prevent an owner/participant of the contract/certificate from being treated as the owner of the underlying separate account assets.


                      Age at which income payments must begin. Federal income tax rules do not expressly identify a particular age by which income payments must begin. However, those rules do require that an annuity contract provide for amortization, through income payments, of the contract's/certificate's purchase payments paid and earnings. If income payments begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract/certificate could be taxable each year as they accrue.


                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract/certificate or of any transaction involving a contract/certificate. However, the remainder of this discussion assumes that your contract/certificate will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value/Certificate Value until there is a distribution from your contract/certificate.

                      Partial withdrawals and full surrenders. A partial withdrawal occurs when you receive less than the total amount of the Withdrawal Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value/Certificate Value before the partial withdrawal exceeds your "investment in the contract/certificate." (This term is explained below.) This income (and all other income from your contract/certificate) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

                      A full surrender occurs when you receive the total amount of the Withdrawal Value. In the case of a full surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract/certificate."

                      Your "investment in the contract/certificate" generally equals the total of your purchase payments under the contract/certificate, reduced by any amounts you previously received from the contract/certificate that you did not include in your income.

                      Your contract/certificate, imposes charges relating to the death benefit. It is possible that all or a portion of these charges could be treated as a partial withdrawals from the contract/certificate.

                      Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value/Certificate Value as a partial withdrawal of such amount or portion.

                      Gifting a contract/certificate. If you transfer ownership of your contract/certificate -- without receiving a payment equal to your Contract Value/Certificate Value -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value/Certificate Value to the extent it exceeds your "investment in the contract/certificate." In such a case, the new owner's/participant's "investment in the contract/certificate" will be increased to reflect the amount included in your income.

                      Taxation of income payments. The Code imposes tax on a portion of each income payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract/certificate." We will notify you annually of the taxable amount of your income payment.



                      Pursuant to the Code, you will pay tax on the full amount of your income payments once you have recovered the total amount of the "investment in the contract/certificate." If income payments cease because of the death of the Annuitant and before the total amount of the "investment in the contract/certificate" has been recovered, the unrecovered amount generally will be deductible.


                      If proceeds are left with us, they are taxed in the same manner as a surrender. The owner/participant must pay tax currently on the interest credited on these proceeds.


                      Taxation of the death benefits. We may distribute amounts from your contract/certificate because of the death of an owner/participant, a joint owner/joint participant, or an Annuitant. The tax treatment of these amounts depends on whether the owner/participant, joint owner/joint participant, or Annuitant dies before or after the Annuity Date.


                      Taxation of Death Benefit if Paid Before the Annuity Date.


                         . The death benefit is taxed in the same manner as an
                           income payment if received under a payment option.


                         . If not received under a payment option, the death
                           benefit is taxed in the same manner as a surrender.

                      Taxation of Death Benefit if Paid After the Annuity Date.


                         . If received in accordance with the existing payment
                           option, the death benefit is excludible from income to the extent that it does not exceed the unrecovered "investment in the contract/certificate." All income payments in excess of the unrecovered "investment in the contract/certificate" are includible in income.


                         . If received in a lump sum, the tax law imposes tax
                           on a death benefit to the extent that it exceeds the unrecovered "investment in the contract/certificate."


                      Penalty taxes payable on partial withdrawals, surrenders, or income payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract/certificate that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals and total surrenders, or income payments that:


                         . you receive on or after you reach age 59 1/2;

                         . you receive because you became disabled (as defined
                           in the tax law);

                         . a beneficiary receives on or after the death of an
                           owner/participant; or

                         . you receive as a series of substantially equal
                           periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.


                      Special rules if you own more than one contract. In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an income payment, a surrender, or a partial withdrawal that you must include in income. For example:


                         . if you purchase a contract described by this
                           prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

                         . if you purchase two or more deferred annuity
                           contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

                      The effects of such aggregation are not clear. However, it could affect:


                         . the amount of a surrender or an income payment that
                           you must include in income; and


                         . the amount that might be subject to a penalty tax.

SECTION 1035          Under Section 1035 of the Code, the exchange of one
EXCHANGES             annuity contract for another annuity contract generally
                      is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.


                      Under the death of a non-spousal joint owner/non-spousal joint participant the contract/certificate provides the surviving joint owner/surviving joint participant with the option of using the proceeds of this contract/certificate to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option generally will not qualify as a tax-free exchange under Section 1035.



QUALIFIED             We also designed the contract/certificates for use in
RETIREMENT            connection with certain types of retirement plans that
PLANS                 receive favorable treatment under the Code.
                      Contracts/Certificates issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts."

                      The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract and certificates thereunder with the various types of qualified retirement plans. Persons intending to use the contract and certificates thereunder in connection with a qualified retirement plan should obtain advice from a tax adviser.

                      Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

                         . Traditional Individual Retirement Accounts (IRAs)
                           permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions
                           (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract and certificates thereunder for qualification as an IRA.

                         . Roth IRAs permit certain eligible individuals to
                           make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

                         . Corporate pension and profit-sharing plans under
                           Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

                         . 403(b) Plans allow employees of certain tax-exempt
                           organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

                      Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract and any certificates thereunder as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract/certificates. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract and any certificates thereunder unless we consent.


                      Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified play such as: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; and withholding, reporting and disclosure.

                      In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

                      If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

                      Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

                      The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, described in this prospectus, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA or a SEP could disqualify a contract and result in increased taxes to the owner.


                      It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit was so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified retirement plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract was characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.


                      Treatment of Qualified Contracts compared with Non-Qualified Contracts. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

                         . the Code generally does not impose tax on the
                           earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

                         . the Code does not limit the amount of purchase
                           payments and the time at which purchase payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

                         . the Code does not allow a deduction for purchase
                           payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract.

                      The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

                      Under most qualified plans, the owner/participant must begin receiving payments from the contract/certificate in certain minimum amounts by a certain date, generally April 1 following age 70 1/2 for Traditional IRAs and SEPs, and April 1 following the later of age 70 1/2 or retirement for other Qualified Contracts. However, these "minimum distribution rules" do not apply to a Roth IRA before the owner's/participant's death.

                      Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract/certificate." Thus, under many Qualified Contracts there will be no "investment in the contract/certificate" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.


                      Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or income payment:



                         . received on or after the owner/participant reaches
                           age 59 1/2;


                         . received on or after the owner's/participant's death
                           or because of the owner's/participant's disability (as defined in the tax law);

                         . received as a series of substantially equal periodic
                           payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

                         . received as reimbursement for certain amounts paid
                           for medical care.

                      These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

                      Moving money from one Qualified Contract or qualified
                      retirement plan to another.   Rollovers and
                      transfers: In many circumstances, you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.


                      Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner/participant elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.


                      Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.


FEDERAL               We will withhold and remit to the IRS a part of the
INCOME TAX            taxable portion of each distribution made under a
WITHHOLDING           contract/certificate unless the distributee notifies us
                      at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal or total surrender, or income payment, we will send you forms that explain the withholding requirements.


STATE                 If required by the law of your state, we will also
INCOME TAX            withhold state income tax from the taxable portion of
WITHHOLDING           each distribution made under the contract/certificate,
                      unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF         Under existing Federal income tax laws, we do not pay tax
THE COMPANY           on investment income and realized capital gains of the
                      Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate

                      Account. We therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN THE        This discussion is based on the Code, IRS regulations,
LAW                   and interpretations existing on the date of this
                      prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting
Payments


                      To request a payment, you must provide our Service Center with notice in a satisfactory form. We will ordinarily pay any partial withdrawal or full surrender proceeds from the Separate Account within seven days after receipt at our Service Center of a request in good order. We will also ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from receipt of due proof of death and all required forms. We will determine payment amounts as of the end of the Valuation Period during which our Service Center receives the payment request or due proof of death and all required forms.


                      In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:


                       (1) to your designated beneficiary(ies) directly in the form of a check; or



                       (2) by establishing an interest bearing account, called the "GE Secure Access Account," for the designated beneficiary(ies), in the amount of the death benefit.



                      When establishing the GE Secure Access Account we will send the designated beneficiary(ies), a checkbook within seven days after we receive all the required documents, and the designated beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary(ies) with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.



                      We will delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:


                       (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

                            . the SEC declares that an emergency exists (due to
                              the emergency the disposal or valuation of the Subaccount's assets is not reasonably practicable);

                            . the New York Stock Exchange is closed for other
                              than a regular holiday or weekend;

                            . trading is restricted by the SEC; or

                       (2) the SEC, by order, permits postponement of payment to protect our owners/participants.


                      State law requires that we reserve the right to defer payments from the Fixed MGA Account for a surrender or partial withdrawal for up to six months from the date our Service Center receives your payment request. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

Distribution of the Contracts/Certificates



                      We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico and Texas as GE Capital Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution of the contracts/certificates. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts/certificates. The contracts are no longer issued for new sales, although new certificates may be issued to existing plans. In addition new purchase payments may be made by existing contract owners/participants under the terms of the contract/certificate. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.



                      Capital Brokerage Corporation was organized as a corporation under the laws of the State of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commission in the states in which it operates and is a member of the NASD.



                      Capital Brokerage Corporation has registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http:www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.



                      Capital Brokerage Corporation also entered into selling agreement with an affiliated broker-dealer (Terra Securities Corporation) and unaffiliated broker-dealers to sell the contracts (although these contracts are no longer offered for new sales). These registered representatives of the selling firms were (and still may be) registered with the NASD and the states in which they do business, are (or were when the contracts/certificates were sold) licensed as insurance agents in the state in which they do business and are (or were when the contracts/certificates were sold) appointed with us.



                      When the contracts/certificates were sold, we paid compensation to Capital Brokerage Corporation. This compensation consisted of a sales commission to both the wholesaler of Capital Brokerage Corporation and the brokerage firm of the registered representative who sold you your contract/certificate. The maximum commission paid to Capital Brokerage Corporation for this aggregate compensation was 6.25% of purchase payments received. Compensation may still be paid for any subsequent purchase payments received or for the issuance of a new certificate under an existing plan. Compensation can consist of an "up front" commission or a "trail" commission. The maximum up front commission paid for subsequent purchase payments received is 6.25%. The
                      maximum trail commission paid is     %.

                      We do not offer this contract for new sales. Therefore, we do not offer sales incentives and other special promotions for the sale of this product.



                      Commission paid on purchase payments received from the contracts/certificates are not charged directly to you or your Contract Value/Certificate Value, but indirectly through fees and charges imposed under the contracts/certificates.



                      All commissions paid comes from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract/certificate do not vary because of such payments to such selling firms.



                      During 2004, 2003 and 2002, $    , $     and $    ,
                      respectively was paid to Capital Brokerage Corporation for new purchase payments received. In 2004, 2003 and 2002, no underwriting commissions were paid to Capital Brokerage Corporation.

Additional Information


OWNER/PARTICIPANT     The obligations to owners/participants under the
QUESTIONS             contracts/certificates are ours. Please direct your
                      questions and concerns to us at our Service Center.


RETURN                Within 10 days after you receive the contract/certificate
PRIVILEGE             (or such longer period as may be required by applicable
                      law), you may cancel it for any reason by delivering or mailing it postage prepaid, to:

                             General Electric Capital Assurance Company
                                   Variable Annuity Service Center
                                           300 Berwyn Park
                                   Berwyn, Pennsylvania 19312-0031


                      If you cancel your contract/certificate it will be void. Unless state law requires that we return your purchase payments, the amount of the refund you receive will equal the Contract Value/Certificate Value as of the Valuation Day our Service Center receives the returned contract/certificate plus any adjustments required by applicable law or regulation on the date we receive the contract/certificate but without reduction for any withdrawal charges. If state law requires that we return your purchase payments, the amount of the refund will equal the purchase payments made, less any partial withdrawals you have previously taken. In certain states, you may have more than 10 days to return the contract/certificate for a refund.


STATE                 As a life insurance company organized and operated under
REGULATION            the laws of the State of Delaware, we are subject to
                      provisions governing life insurers and to regulation by the Delaware Commissioner of Insurance.

                      Our books and accounts are subject to review and examination by the Delaware Department of State at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF           We may require proof of the age, gender or survival of
DEATH, AGE,           any person or persons before acting on any applicable
GENDER OR             contract/certificate provision.
SURVIVAL


RECORDS AND           As presently required by the 1940 Act and applicable
REPORTS               regulations, we are responsible for maintaining all
                      records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract/certificate for the period covered by the report. The report will show the total Contract
                      Value/Certificate Value and a breakdown of the assets in each Subaccount and the fixed guarantee period(s) in the Fixed MGA Account. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, you will receive a written confirmation when you make purchase payments, transfers, or take partial withdrawals.



OTHER                 We have filed a Registration Statement with the SEC,
INFORMATION           under the Securities Act of 1933 as amended, for the
                      contracts/certificates being offered by this prospectus.
                      This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits.
                      Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts/certificates offered. Statements in this prospectus about the content of contracts/certificates and other legal instruments are summaries. For the complete text of those contracts/certificates and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.


LEGAL                 We, like other insurance companies, are involved in
PROCEEDINGS           lawsuits, including class action lawsuits. In some class
                      action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. The ultimate outcome of which, and any effect on us, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our consolidated financial statements.

                      Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Appendix A


Condensed Financial Information


The value of an Accumulation Unit is determined on the basis in the per share value of the Portfolios and the assessment of Separate Account charges. The Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount for the periods shown are as follows:



                                                                                                  Number of
                                                                Accumulation      Accumulation  Accumulation
                                                               Unit Values at    Unit Values at   Units at
Subaccounts                                                  Beginning of Period End of Period  End of Period Year
------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund -- Class I Shares*             $10.00            $                        2004
------------------------------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
------------------------------------------------------------------------------------------------------------------
  Income Fund                                                      $13.23            $13.49         83,567    2004
                                                                    12.95             13.23         99,246    2003
                                                                    11.95             12.95        128,280    2002
                                                                    11.28             11.95        196,709    2001
                                                                    10.33             11.28        258,889    2000
                                                                    10.63             10.33        369,944    1999
                                                                     9.98             10.63        449,277    1998
                                                                     9.98              9.98        508,249    1997
                                                                        0                 0              0    1996
                                                                        0                 0              0    1995
------------------------------------------------------------------------------------------------------------------
  International Equity Fund                                        $10.42            $11.90         47,877    2004
                                                                     7.66             10.42         55,698    2003
                                                                    10.20              7.66         70,934    2002
                                                                    13.07             10.20        109,073    2001
                                                                    15.19             13.07        144,682    2000
                                                                    11.82             15.19        142,084    1999
                                                                    10.32             11.82        159,738    1998
                                                                    10.32             10.32        206,295    1997
                                                                        0                 0              0    1996
                                                                        0                 0              0    1995
------------------------------------------------------------------------------------------------------------------
  Mid-Cap Equity Fund (formerly, Mid-Cap Value Equity Fund)        $14.65            $16.76        234,434    2004
                                                                    11.18             14.65        301,406    2003
                                                                    13.14             11.18        350,897    2002
                                                                    13.29             13.14        449,010    2001
                                                                    12.44             13.29        551,896    2000
                                                                    10.76             12.44        689,852    1999
                                                                    10.23             10.76        806,602    1998
                                                                    10.23             10.23        991,032    1997
                                                                        0                 0              0    1996
                                                                        0                 0              0    1995
------------------------------------------------------------------------------------------------------------------
  Money Market Fund                                                $11.48            $11.45         42,809    2004
                                                                    11.58             11.48         38,097    2003
                                                                    11.57             11.58         73,017    2002
                                                                    11.28             11.57         90,587    2001
                                                                    10.77             11.28        121,847    2000
                                                                    10.40             10.77        171,718    1999
                                                                    10.02             10.40        169,213    1998
                                                                    10.02             10.02        128,751    1997
                                                                        0                 0              0    1996
                                                                        0                 0              0    1995


*  [To be filed by subsequent post-effective amendment.]

                                                                   Number of
                                 Accumulation      Accumulation  Accumulation
                                Unit Values at    Unit Values at   Units at
Subaccounts                   Beginning of Period End of Period  End of Period Year
-----------------------------------------------------------------------------------
  Premier Growth Equity Fund        $15.49            $16.35         250,634   2004
                                     12.19             15.49         305,464   2003
                                     15.65             12.19         346,530   2002
                                     17.47             15.65         472,659   2001
                                     18.69             17.47         571,459   2000
                                     13.91             18.69         705,016   1999
                                     10.33             13.91         779,880   1998
                                     10.33             10.33         943,827   1997
                                         0                 0               0   1996
                                         0                 0               0   1995
-----------------------------------------------------------------------------------
  U.S. Equity Fund                  $12.57            $13.41         341,895   2004
                                     10.34             12.57         395,576   2003
                                     12.99             10.34         456,385   2002
                                     14.40             12.99         656,162   2001
                                     14.69             14.40         788,574   2000
                                     12.45             14.69         973,745   1999
                                     10.23             12.45       1,105,479   1998
                                     10.23             10.23       1,156,869   1997
                                         0                 0               0   1996
                                         0                 0               0   1995
-----------------------------------------------------------------------------------

Appendix B

Examples of Market Value Adjustments


                      We designed the table below to show the impact of the market value adjustment and the Withdrawal Charge on a single purchase payment of $10,000. It assumes you allocated the purchase payment to a Subaccount with a 10-year guarantee period with a guaranteed rate of interest of 5%.



                      We base the market value adjustments on interpolated current interest rates of 3%, 5% and 7%. The net Subaccount values shown in the table are the maximum amounts available as cash withdrawals. The Withdrawal Charges shown also assume that you made no partial withdrawals. Values shown in the table have been rounded to the nearest dollar, and therefore the figures under the net Subaccount value columns may not equal the sum of corresponding figures under the Subaccount value, market value adjustment and Withdrawal Charge columns.


                      We use the five percent guaranteed interest rate assumed in the table for purposes of illustration only. You should not consider it a representation of the interest rate we will guarantee for 10-year guarantee periods. Further, you should not consider the three, five and seven percent interest rates on which we based the figures in the table a prediction since current rates we use may vary over the ten year period we assumed in the table.




                      Market value adjustments, Withdrawal Charges and net Subaccount values for a 10-year Subaccount with a guaranteed interest rate of 5% based on interpolated current interest rates of:



        Guaranteed Rate 5.00%                 New Rate 3%
        -----------------------------------------------------------------
          End of
         Contract                                                   Net
           Year/      Sub-      Market                 Minimum     Sub-
        Certificate  Account    Value    Withdrawal 3% Guarantee  Account
           Year       Value   Adjustment   Charge   Account Value  Value
        -----------------------------------------------------------------
             1       $10,500    $1,984      $448       $10,300    $12,037
             2        11,025     1,834       445        10,609     12,414
             3        11,576     1,668       354        10,927     12,891
             4        12,155     1,487       264        11,255     13,378
             5        12,763     1,288       174        11,593     13,877
             6        13,401     1,072         0        11,941     14,473
             7        14,071       836         0        12,299     14,907
             8        14,775       579         0        12,668     15,354
             9        15,513       301         0        13,048     15,815
            10        16,289                   0        13,439     16,289
        -----------------------------------------------------------------


         Guaranteed Rate 5.00%                New Rate 5%
         ----------------------------------------------------------------
           End of
          Contract                                                  Net
            Year/      Sub-      Market                Minimum     Sub-
         Certificate  Account    Value    Withdrawl 3% Guarantee  Account
            Year       Value   Adjustment  Charge   Account Value  Value
         ----------------------------------------------------------------
              1       $10,500   $     0     $448       $10,300    $10,300
              2        11,025         0      445        10,609     10,609
              3        11,576         0      354        10,927     11,223
              4        12,155         0      264        11,255     11,892
              5        12,763         0      174        11,593     12,588
              6        13,401         0        0        11,941     13,401
              7        14,071         0        0        12,299     14,071
              8        14,775         0        0        12,668     14,775
              9        15,513         0        0        13,048     15,513
             10        16,289         0        0        13,439     16,289
         ----------------------------------------------------------------

         Guaranteed Rate 5.00%                New Rate 7%
         ----------------------------------------------------------------
           End of
          Contract                                                  Net
            Year/      Sub-      Market                Minimum     Sub-
         Certificate  Account    Value    Withdrawl 3% Guarantee  Account
            Year       Value   Adjustment  Charge   Account Value  Value
         ----------------------------------------------------------------
              1       $10,500   $-1,640     $448       $10,300    $10,300
              2        11,025    -1,545      445        10,609     10,609
              3        11,576    -1,432      354        10,927     10,927
              4        12,155    -1,301      264        11,255     11,255
              5        12,763    -1,149      174        11,593     11,593
              6        13,401      -974        0        11,941     12,427
              7        14,071      -774        0        12,299     13,297
              8        14,775      -547        0        12,668     14,227
              9        15,513      -290        0        13,048     15,223
             10        16,289         0        0        13,439     16,289
         ----------------------------------------------------------------


                      The formulas used in determining the amounts shown in the above table are as follows:

                                    (1+Guaranteed Interest Rate)n/365-1
                                    -----------------------------------
         Adjustment Factor (MVAF) =           1+Current Rate

                        (1) Market Value


                        (2) Maximum Free Withdrawal Amount (MFW) = 10% of
                            current Subaccount value. MFW is subject to MVA but not to Withdrawal Charge.



                        (3) Market Value Adjustment (MVA) = [(Subaccount value)
                            X MVAF].


                        (4) Withdrawal Charge (WC) = [(Premium-MFW) X
                            Withdrawal Charge Percent].

                        (5) Minimum Guarantee at 3% (MG3) of purchase payment =
                            Purchase Payment X (1.03)^(n/365).


                        (6) Net Subaccount value = maximum of [(Subaccount
                            value + MVA-WC) or MG3].

Statement of Additional Information

Table of Contents



                                                                            Page
              The Company..................................................
              The Separate Account.........................................
              Additional Information About the Fixed MGA Account...........
              The Contracts/Certificates...................................
                 Transfer of Annuity Units.................................
                 Net Investment Factor.....................................
              Agreements with Distributors and Advisers for the Funds......
              Termination of Participation Agreements......................
              Calculation of Performance Data..............................
                 Subaccount Investing in the GE Investments Funds, Inc.
                    -- Money Market Fund...................................
                 Other Subaccounts.........................................
                 Other Performance Data....................................
              Tax Matters..................................................
                 Taxation of General Electric Capital Assurance Company....
                 IRS Required Distributions................................
              General Provisions...........................................
                 Using the Contracts/Certificates as Collateral............
                 Non-Participating.........................................
                 Misstatement of Age or Gender.............................
                 Incontestability..........................................
                 Statement of Values.......................................
                 Trust as Owner/Participant or Beneficiary.................
                 Written Notice............................................
              Distribution of the Contracts/Certificates...................
              Legal Developments Regarding Employment-Related Benefit Plans
              Regulation of General Electric Capital Assurance Company.....
              Experts......................................................
              Financial Statements.........................................


                  General Electric Capital Assurance Company

                            6604 West Broad Street

                           Richmond, Virginia 23230

                        Variable Annuity Service Center
                                300 Berwyn Park
                        Berwyn, Pennsylvania 19312-0031

                      A Statement of Additional Information containing more detailed information about the contract/certificate and the Separate Account is available free of charge by writing our Service Center at the address below or by calling 1-800-455-0870.


                      General Electric Capital Assurance Company
                      Variable Annuity Service Center
                      300 Berwyn Park
                      Berwyn, PA 19312-0031

                      Please mail a copy of the Statement of Additional Information for the Separate Account, From 6110-94-02 to:

                      Name _____________________________________________________

                      Address __________________________________________________
                                                     Street

                      __________________________________________________________
                                      City               State      Zip

                      Signature of Requestor ___________________________________

                      Statement of Additional Information
              For Group and Individual Deferred Variable Annuity
                   and Modified Guaranteed Annuity Contracts


                                Form 6110-94-02


                                  Issued by:
                      GNA Variable Investment Account of
                  General Electric Capital Assurance Company
                            6604 West Broad Street
                           Richmond, Virginia 23230

                       Telephone Number : 1-800-455-0870


--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 29, 2005 for the Group and Individual Deferred Variable Annuity and Modified Guaranteed Annuity Contracts issued by General Electric Capital Assurance Company through its GNA Variable Investment Account. The terms used in the current prospectus for the Group and Individual Deferred Variable Annuity and Modified Guaranteed Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:


Call:     1-800-455-0870

Or write: General Electric Capital Assurance Company
          Variable Annuity Service Center
          300 Berwyn Park
          Berwyn, PA 19312-0031

Or visit: www.gefinancialservice.com

Or:       contact your financial representative



The date of this Statement of Additional Information is April 29, 2005.



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT/CERTIFICATE AND THE PORTFOLIOS.

Statement of Additional Information

Table of Contents



                                                                            Page
              The Company..................................................   3
              The Separate Account.........................................   3
              Additional Information About the Fixed MGA Account...........   4
              The Contracts/Certificates...................................   4
                 Transfer of Annuity Units.................................   4
                 Net Investment Factor.....................................   5
              Agreements with Distributors and Advisers for the Funds......   5
              Termination of Participation Agreements......................   6
              Calculation of Performance Data..............................   6
                 Subaccount Investing in the GE Investments Funds, Inc.
                    -- Money Market Fund...................................   6
                 Other Subaccounts.........................................   8
                 Other Performance Data....................................   9
              Tax Matters..................................................  10
                 Taxation of General Electric Capital Assurance Company....  10
                 IRS Required Distributions................................  10
              General Provisions...........................................  11
                 Using the Contracts/Certificates as Collateral............  11
                 Non-Participating.........................................  11
                 Misstatement of Age or Gender.............................  11
                 Incontestability..........................................  11
                 Statement of Values.......................................  11
                 Trust as Owner/Participant or Beneficiary.................  11
                 Written Notice............................................  12
              Distribution of the Contracts/Certificates...................  12
              Legal Developments Regarding Employment-Related Benefit Plans  12
              Regulation of General Electric Capital Assurance Company.....  12
              Experts......................................................  12
              Financial Statements.........................................  12

THE COMPANY           General Electric Capital Assurance Company ("GECA") is a
                      stock life insurance company operating under a charter granted by the State of Delaware. Originally, GECA was organized under the laws of the State of Washington in 1956 as United Pacific Life Insurance Company. On May 12,
                      1992, GECA redomesticated to Delaware. On July 14, 1993,
                      100% of GECA's outstanding capital stock was sold to General Electric Capital Corporation ("GE Capital") pursuant to a Stock Purchase Agreement, following regulatory approval by the Delaware Department of Insurance. GE Capital subsequently contributed GECA to its wholly owned subsidiary, GNA Corporation, which was subsequently contributed to GE Financial Assurance
                      Holdings, Inc. ("GE Financial Assurance"). On April 1,
                      1994, there was a name change to General Electric Capital
                      Assurance Company.

                      On May 25, 2004, our ultimate parent, General Electric Corporation ("GE"), completed an initial public offering ("IPO") of thirty percent of the shares of Genworth, comprising most of the life and mortgage insurance operations of GE Financial Assurance. On May 24, 2004, GE Financial Assurance contributed to a newly formed company named Genworth Financial, Inc. ("Genworth") its interest in Federal Home Life Insurance Company ("Federal") and GE Life and Annuity Assurance Company ("GELAAC") (5,125 and 800 shares respectively). On May 31, 2004, Genworth contributed its interest in Federal and GELAAC to GNA Corporation who in turn contributed the same to GECA.

                      Genworth is a publicly traded company that is majority owned by GE Financial Assurance. GE Financial Assurance is a wholly owned, direct subsidiary of GEI, Inc., which in turn is a wholly owned subsidiary of GE Capital, which in turn is a wholly owned subsidiary of General Electric Capital Services, Inc., which in turn is a wholly owned direct subsidiary of GE.

                      GECA principally offers life and health insurance and annuity products. GECA does business in the District of Columbia and all states except New York. The principal offices are located at 6604 West Broad Street, Richmond, Virginia 23230.

THE SEPARATE          GNA Variable Investment Account (the "Separate Account")
ACCOUNT               is a separate investment account established in 1981 by
                      Great Northern Insured Annuity Corporation ("GNA") pursuant to laws of the State of Washington. The Separate
                      Account is registered with the Securities and Exchange
                      Commission under the Investment Company Act of 1940, as amended, as a unit investment trust.

ADDITIONAL            Assets in the Fixed MGA Account are held in, and are part
INFORMATION           of, our General Account. The General Account consists of
ABOUT THE             our assets other than those allocated to the Separate
FIXED MGA ACCOUNT     Account and our other separate accounts. Subject to
                      statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.


                      The initial interest rate guarantee period for any allocation you make to the Fixed MGA Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year and no longer than 10 years depending on the fixed guarantee period selected. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as purchase payments or transfers of assets under the contracts/certificates. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Fixed MGA Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract/certificate.

THE CONTRACTS/THE CERTIFICATES

TRANSFER OF           At your request, Annuity Units may be transferred once
ANNUITY UNITS         per calendar year from the Subaccounts in which they are
                      currently held (subject to certain restrictions described in the contract/certificate).

                      The number of Annuity Units to be transferred is (a) times (b) divided by (c) where:

                        (a) is the number of Annuity Units in the current
                            Subaccount desired to be transferred;


                        (b) is the Annuity Unit value for the Subaccount in
                            which the Annuity Units are currently held; and



                        (c) is the Annuity Unit value for the Subaccount to
                            which the transfer is made.

                      If the number of Annuity Units remaining in a Subaccount after the transfer is less than 1, we will transfer the remaining Annuity Units in addition to the amounts requested. We will not transfer Annuity Units into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer (however, subsequent variable income payments will reflect the investment experience of the selected Subaccounts).


NET INVESTMENT        The net investment factor measures investment performance
FACTOR                of the Subaccount during a Valuation Period. Each
                      Subaccount has its own net investment factor for a Valuation Period. The net investment factor of a Subaccount available under a contract/certificate for a Valuation Period is (a) divided by (b) minus (c) where:

                        (a) is the result of:

                            (1) the value of the net assets of that Subaccount
                                at the end of the preceding Valuation Period;
                                plus

                            (2) the investment income and capital gains,
                                realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the net investment factor is being determined; minus

                            (3) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (4) any amount charged against that Subaccount for
                                taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount); and

                        (b) is the value of the net assets of that Subaccount
                            at the end of the preceding Valuation Period; and

                        (c) is a factor for the Valuation Period representing
                            the mortality and expense risk charge and the administrative expense charge.

                      We will value the assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws.

AGREEMENTS WITH       We have entered into agreements with either the
DISTRIBUTORS AND      investment adviser or distributor of each of the Funds
ADVISERS FOR THE      under which the adviser or distributor pays us a fee
FUNDS                 ordinarily based upon a percentage of the average annual
                      aggregate amount we have invested on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. The agreements reflect administrative services we provide.
                      The amounts we receive under these agreements may be significant.

TERMINATION OF        The participation agreements pursuant to which the Funds
PARTICIPATION         sell their shares to the Separate Account contain varying
AGREEMENTS            provisions regarding termination. The following
                      summarizes those provisions:

                      Franklin Templeton Variable Insurance Products
                      Trust. This agreement may be terminated at the option of any party upon six months written notice to the other parties, unless a shorter time is agreed to by the parties.


                      GE Investments Funds, Inc. This agreement may be terminated at the option of any party upon six months written notice to the other parties, unless a shorter time is agreed to by the parties.


CALCULATION OF        From time to time, we may disclose total return, yield,
PERFORMANCE           and other performance data for the Subaccount pertaining
DATA                  to the contracts/certificates. Such performance data will
                      be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and the NASD.

                      The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract/certificate. Premium taxes currently range from 0% to 3.5% of purchase payments and are generally based on the rules of the state in which you reside.


SUBACCOUNT            From time to time, advertisements and sales literature
INVESTING IN          may quote the yield of the Subaccount investing in the GE
THE GE                Investments Funds, Inc. -- Money Market Fund for a
INVESTMENTS           seven-day period, in a manner which does not take into
FUNDS, INC. --        consideration any realized or unrealized gains or losses
 MONEY MARKET         on shares of the corresponding money market portfolio or
FUND                  on its portfolio securities. This current annualized
                      yield is computed by determining the net change
                      (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract/certificate having a balance of one unit in the Subaccount investing in the GE
                      Investments Funds, Inc. -- Money Market Fund at the beginning of the period, dividing such net change in Contract Value/Certificate Value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in Contract
                      Value/Certificate Value reflects: (1) net income from the Portfolio attributable to the initial investment of $10,000; and (2) charges and deductions imposed under the contract/certificate which are attributable to the hypothetical account. The charges and deductions include the per unit charges of $40 for the annual charge, the mortality and expense risk charge (deducted daily at an effective annual rate of 1.25% of the hypothetical investment in the Separate Account) and the administrative expense charge (deducted daily at an effective annual rate of 0.15% of the hypothetical investment in the Separate Account). We assume for the purposes of the yield calculation that this charge will be waived. Current yield will be calculated according to the following formula:


                         Current Yield = ((NCP - ES)/UV) X (365/7)

                      where:

NCP =   the net change in the value of the investment Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one unit.

ES  =   per unit expenses of the hypothetical account for the seven-day period.

UV  =   the unit value on the first day of the seven-day period.

                      We also quote the effective yield of the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund determined on a compounded basis for the same seven-day period. The effective yield is calculated by compounding the base period return according to the following formula:

                         Effective Yield = (1 + ((NCP - ES)/UV))365/7 - 1

                      where:

NCP =   the net change in the value of the investment Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one unit.

ES  =   per unit expenses of the hypothetical account for the seven-day period.

UV  =   the unit value on the first day of the seven-day period.

                      The yield on amounts held in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the GE Investments Funds, Inc. -- Money

                      Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the GE Investments Funds, Inc. -- Money Market Fund, the types and quality of portfolio securities held by that Portfolio, and that Portfolio's operating expenses. Because of the charges and deductions imposed under the contract, the yield for the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund will be lower than the yield for GE Investments Funds, Inc. -- Money Market Fund.


                         Current Yield 0.27% as of December 31, 2004


                         Effective Yield 0.27% as of December 31, 2004


                      Past Performance is not a Guarantee or Projection of Future Results

OTHER                 Standardized Total Return.  Sales literature or
SUBACCOUNTS           advertisements may quote total return, including average
                      annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

                      Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract/certificate to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.


                      For periods that begin before the contract/certificate was available, performance data will be based on the performance of the underlying Portfolios, with the level of the Separate Account and contract/certificate charges currently in effect. Average annual total return will be calculated using Subaccount unit values and the annual charge as described below:


                         1. We calculate unit value for each Valuation Period
                            based on the performance of the Subaccounts underlying investment Portfolio (after deductions for Portfolio expenses, the administrative expense charge, and the mortality and expense risk charge).


                         2. The annual charge is $40, deducted at the beginning
                            of each contract year/certificate year after the first. For purposes of calculating average annual total return, an average annual charge is used (currently 0.1% of Contract Value/Certificate Value attributable to the hypothetical investment). This charge will be waived if the Contract Value/Certificate Value is at least $40,000 at the time the charge is due.


                         3. Standardized total return does not reflect the
                            deduction of any premium taxes.

                         4. Standardized total return will then be calculated
                            according to the following formula:

                           TR = (ERV/P)1/N-1

                      where:


  TR  =   the average annual total return for the period

  ERV = the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period

  P   =   a hypothetical single investment of $1,000

  N   =   the duration of the period (in years)

                      The Portfolios have provided the price information used to calculate the historical performance of the Subaccounts. We have no reason to doubt the accuracy of the figures provided by the Portfolios. We have not independently verified such information.

OTHER                 We may disclose cumulative total return in conjunction
PERFORMANCE DATA      with the standard format described above. The cumulative
                      total return will be calculated using the following formula:

                           CTR = (ERV/P) - 1

                      where:

  CTR =   the cumulative total return for the period

  ERV = the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period

  P   =   a hypothetical single investment of $1,000

                      Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

TAX MATTERS


TAXATION OF           We do not expect to incur any federal income tax
GENERAL               liability attributable to investment income or capital
ELECTRIC              gains retained as part of the reserves under the
CAPITAL               contracts/certificates. See the "Federal Tax Matters"
ASSURANCE             section of the prospectus. Based upon these expectations,
COMPANY               no charge is being made currently to the Separate Account
                      for Federal income taxes. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur
                      Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts/certificates, the Contract Value/Certificate
                      Value would be correspondingly adjusted by any provision or charge for such taxes.


                      We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we may currently impose a charge), charges for such taxes attributable to the Separate Account may also be made.

IRS REQUIRED          In order to be treated as an annuity contract for Federal
DISTRIBUTIONS         income tax purposes, section 72(s) of the Code requires
                      any Non-Qualified contract to provide that:


                        (a) if any owner dies on or after the Annuity Date but
                            prior to the time the entire interest in the contract/certificate has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's/participant's death; and



                        (b) if any owner/participant dies prior to the Annuity
                            Date, the entire interest in the
                            contract/certificate will be distributed:



                            (1) within five years after the date of that
                                owner's/participant's death; or



                            (2) as income payments which will begin within one
                                year of that owner's/participant's death and which will be made over the life of the owner's/participant's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.



                      The "designated beneficiary" generally is the person who will be treated as the sole owner/participant of the contract/certificate following the death of the owner/participant, joint owner/joint participant or, in certain circumstances, the Annuitant or

                      Joint Annuitant. However, if the "beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant will be treated as the death of an owner for purposes of these rules.

                      The Non-Qualified contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

                      Other rules may apply to Qualified Contracts.

GENERAL
PROVISIONS


USING THE CONTRACTS/  A Non-Qualified Contract can be assigned as collateral
CERTIFICATES AS       security. We must be notified in writing if a
COLLATERAL            contract/certificate is assigned. Any payment made before
                      the assignment is recorded at our Service Center will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable.


                      A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.


NON-PARTICIPATING     The contract/certificate is non-participating. No
                      dividends are payable.


MISSTATEMENT OF       If the Annuitant's age or gender, if applicable, was
AGE OR GENDER         misstated on the contract/certificate data page, any
                      contract/certificate benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

INCONTESTABILITY      We will not contest the contract/certificate.

STATEMENT OF VALUES   At least once each year, we will send you a statement of
                      values within 30 days after each report date. The statement will show Contract Value/Certificate Value, purchase payments and other financial transactions made by you during the report period.


TRUST AS OWNER/       If a trust is named as the owner/participant or
PARTICIPANT OR        beneficiary of this contract/certificate and subsequently
BENEFICIARY           exercises ownership rights or claims benefits hereunder,
                      we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his or her authority. Payment of contract/certificate benefits to the trustee shall release us from all obligations under the contract/certificate to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.


WRITTEN NOTICE        Any written notice should be sent to us at our Service
                      Center at 300 Berwyn Park, Berwyn, Pennsylvania
                      19312-0031. The contract number/certificate number, each owner's/participant's, and each Annuitant's full name must be included.



                      We will send all notices to the owner/participant at the last known address on file with us.



DISTRIBUTION OF       The contracts which are no longer available for new sales
THE                   and certificates which may be issued to new participants
CONTRACTS/CERTIFICATESin existing plans, are distributed by Capital Brokerage
                      Corporation, 3001 Summer Street, 2nd Floor, Stamford,
                      Connecticut 06905, an affiliate of ours. During the fiscal years ended December 31, 2004, 2003 and 2002, no underwriting commissions have been paid by us to Capital
                      Brokerage Corporation. We are no longer offering the contracts for new sales at this time although new plan participants may be issued certificates in accordance with the terms of an existing plan.


LEGAL                 On July 6, 1983, the Supreme Court held in Arizona
DEVELOPMENTS          Governing Committee for Tax Deferred Annuity v. Norris,
REGARDING             463 U.S. 1073 (1983), that optional annuity benefits
EMPLOYMENT-           provided under an employee's deferred compensation plan
RELATED BENEFIT       could not, under Title VII of the Civil Rights Act of
PLANS                 1964, vary between men and women on the basis of sex. The
                      contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

REGULATION OF         Besides Federal securities laws and Delaware insurance
GENERAL               law, we are subject to the insurance laws and regulations
ELECTRIC CAPITAL      of other states within which it is licensed to operate.
ASSURANCE             Generally, the Insurance Department of any other state
COMPANY               applies the laws of the state of domicile in determining
                      permissible investments. Presently, we are licensed to do business in all States and the District of Columbia.


EXPERTS To be provided by subsequent Post-Effective Amendment to the Registration Statement.



FINANCIAL             To be provided by subsequent Post-Effective Amendment to
STATEMENTS            the Registration Statement.

                                    Part C
                               Other Information

Item 24.  Financial Statements and Exhibits

         (a) Financial Statements.

             (1)    Financial Statements of the Registrant, GNA Variable
                    Investment Account --Statement of Additional Information.

             (2)    Financial Statements of the Depositor, General Electric
                    Capital Assurance Company Statement of Additional
                    Information.

         (b) Exhibits

             (1)    Resolution of the Board of Directors of Great Northern
                    Insured Annuity Corporation establishing the GNA Variable
                    Investment Account. Incorporated by reference to Exhibit
                    (1) to registration statement under the Securities Act of 1933 of GNA Variable Investment Account, File No. 33-78810, filed May 11, 1994.

             (2) Agreement and Plan of Merger dated as of May 18, 1998, by and between General Electric Capital Assurance Company and
                    Great Northern Insured Annuity Corporation. Previously filed on January 1, 1999 with Amendment No. 8 to Form N-4 for GNA Variable Investment Account, Registration No. 8.

             (3)    Not Applicable.

             (4)(i) Underwriting Agreement between Great Northern Insured
                    Annuity Corporation (Depositor) and GNA Distributors,
                    Inc.(Underwriter). Incorporated by reference to Exhibit
                    (3)(i) to registration statement under the Securities Act of 1933 of GNA Variable Investment Account, File
                    No. 33-78810, filed May 11, 1994.

               (ii) Form of broker-dealer agreement between of Great Northern
                    Insured Annuity Corporation, GNA Distributors, Inc.
                    (Underwriter), GNA Securities, Inc. and broker-dealers.
                    Incorporated by reference to Exhibit (3)(ii) to registration statement under the Securities Act of 1933 of GECA Variable Investment Account, File No. 33-78810, filed
                    May 11, 1994.

             (5)(i) Specimen Group Deferred Variable Annuity and Modified
                    Guaranteed Annuity Contract. Previously filed as Exhibit
                    (4)(i) to Form N-4 filed September 15, 1994.

               (ii) Specimen Certificate under Group Deferred Variable Annuity and Modified Guaranteed Annuity Contract. Previously filed as Exhibit (4)(ii) to Form N-4 filed September 15, 1994.

              (iii) Endorsements to Contracts or Certificates. Previously filed as Exhibit (4)(iii) to Form N-4 filed May 11, 1994.

               (iv) Addenda to Contracts or Certificates. Previously filed on
                    January 1, 1999 with Amendment No. 8 to Form N-4 for GNA
                    Variable Investment Account, Registration No. 8.


           (6)(i)   Application for Group Deferred Variable Annuity and
                    Modified Guaranteed Annuity Contract. Previously filed as
                    Exhibit (5)(i) to Form N-4 filed May 11, 1994.

             (ii)   Application for Certificate under Group Deferred Variable
                    Annuity and Modified Guaranteed Annuity Contract.
                    Previously filed as Exhibit (5)(ii) to Form N-4 filed May
                    11, 1994.

           (7)(i)   Certificate of Incorporation of General Electric Capital
                    Assurance Company.

              (ii)  By-laws of General Electric Capital Assurance Company.
                    Previously filed on January 1, 1999 with Amendment No. 8 to
                    Form N-4 for GNA Variable Investment Account, Registration
                    No. 8.

              (iii) Participation Agreement between General Electric Capital
                    Assurance Company and GE Investments Funds, Inc.. To be filed by subsequent Post-Effective Amendment to the Registration Statement.

              (iv)  Participation Agreement between General Electric Capital
                    Assurance Company and Franklin Templeton Variable Insurance
                    Products Trust. To be filed by subsequent Post-Effective
                    Amendment to the Registration Statement.

           (8)      Not Applicable.

           (9)      Service Agreement between Great Northern Insured Annuity
                    Corporation and Delaware Valley Financial Services, Inc.
                    Previously filed as Exhibit (8) to Form N-4 filed November
                    16, 1994.

           (10)     Opinion and Consent of Counsel. Previously filed as Exhibit
                    10 with Amendment No.1 to Form N-4 (File No.333-70089) and hereby incorporated by reference.

           (11)(i)  Written consent of KPMG LLP. To be filed by subsequent
                    Post-Effective Amendment to the Registration Statement.

           (12)     Not Applicable.

           (13)     Not applicable.

           (14)     Power of Attorney dated November 1, 2004 filed herewith.

Item 25.  Directors and Officers of General Electric Capital Assurance Company.

Executive Officers and Directors

  Name                 Address             Positions And Offices With Depositor
------------------------------------------------------------------------------------------------------------
Leon E. Roday          6604 W. Broad St.   Director and Senior Vice President
                       Richmond, VA 23230
Pamela S. Schutz       6610 W. Broad St.   Chairperson of the Board, Director, President and Chief Executive
                       Richmond, VA 23230  Officer
Thomas M. Stinson      6630 W. Broad St.   Director, President and Chief Executive Officer, Long Term Care
                       Richmond, VA 23230  Division
Ward E. Bobitz         6620 W. Broad St.   Senior Vice President, General Counsel and Secretary
                       Richmond, VA 23230
Jeffrey T. Condit      6630 W. Broad St.   Senior Vice President and Chief Financial Officer, Long Term Care
                       Richmond, VA 23230  Division
Scott J. McKay         6604 W. Broad St.   Senior Vice President and Chief Information Officer
                       Richmond, VA 23230
Richard P. McKenney    6620 W. Broad St.   Senior Vice President and Chief Financial Officer
                       Richmond, VA 23230
Victor C. Moses        Two Union Square    Senior Vice President and Chief Actuary
                       Seattle, WA 98101
Gary T. Prizzia        6604 W. Broad St.   Treasurer
                       Richmond, VA 23230
William R. Wright, Jr. 6604 W. Broad St.   Senior Vice President and Chief Investment Officer
                       Richmond, VA 23230
James D. Atkins        700 Main St.        Senior Vice President
                       Lynchburg, VA 24504
Jeffrey F. Dale        6630 W. Broad St.   Senior Vice President, Long Term Care Division
                       Richmond, VA 23230
Frank T. Gencarelli    700 Main St.        Senior Vice President
                       Lynchburg, VA 24504
Michael S. Laming      6620 W. Broad St.   Senior Vice President
                       Richmond, VA 23230
Robert T. Methven      6610 W. Broad St.   Senior Vice President
                       Richmond, VA 23230
Daniel C. Munson       6610 W. Broad St.   Senior Vice President
                       Richmond, VA 23230
Geoffrey S. Stiff      6610 W. Broad St.   Senior Vice President
                       Richmond, VA 23230
Mammen G. Verghis      6630 W. Broad St.   Senior Vice President, Long Term Care Division
                       Richmond, VA 23230
George R. Zippel       700 Main St.        Senior Vice President
                       Lynchburg, VA 24504

Item 26. Persons controlled by or under common control with Depositor or Registrant.

                                                     [FLOW CHART]




Item 27. Number of Contract Owners/Certificate Owners.

         As of February 22, 2005, there were 112 Qualified Contracts/Certificates and 110 Non-Qualified Contracts/
         Certificates outstanding.

Item 28. Indemnification.

         The Depositor's By-Laws provide, inter alia, that any director, officer or employee of the Depositor may be indemnified by the Depositor against liability (including fines, penalties and amounts paid or incurred in settlement of any action or in the satisfaction of a judgment except a judgment in favor of the Depositor) and reasonable expenses incurred by him or her in connection with any action of whatever nature, whether civil, criminal, administrative or investigative, in which her or she may be involved by reason of his or her having been a director, officer or employee of the Depositor. In the case of an action brought by or in the right of the Depositor, a person who has been successful on the merits shall be indemnified as of right, no person who has been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Depositor shall be indemnified, and any other party shall be indemnified if the Board of Directors, acting by a quorum consisting of directors not having an interest in the action, determines that such person has not been guilty of negligence or misconduct in the performance of his or her duty to the Depositor. In the case of any other action, a person who has been successful on the merits shall be indemnified as of right and any other person shall be indemnified if the Board of Directors, acting by a quorum consisting of directors not having an interest in the action, determines that such person acted in good faith for a purpose which he or she reasonably believed to be in the best interests of the Depositor and, in any criminal action or proceeding, that such person had no reasonable cause to believe that his or her conduct was unlawful.

         Notwithstanding the foregoing, the Depositor hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a depositor, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters.

         (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment
             Company Act of 1940.

         (b)

Name                  Address                  Positions and Offices with Underwriter
-------------------------------------------------------------------------------------
James J. Buddle       6620 W. Broad St.        Director
                      Richmond, VA 23230
Robert T. Methven     3001 Summer St.          Director, President and Chief
                      2nd Floor                Executive Officer
                      Stamford, CT 06905
Geoffrey S. Stiff     6610 W. Broad St.        Director and Senior Vice President
                      Richmond, VA 23230
Richard P. McKenney   6620 W. Broad St.        Senior Vice President
                      Richmond, VA 23230
Edward J. Wiles, Jr.  3001 Summer St.,         Senior Vice President and Chief
                      2nd Floor                Compliance Officer
                      Stamford, CT 06905
Ward E. Bobitz        6620 W. Broad Street     Vice President and Assistant Secretary
                      Richmond, VA 23230
Joan H. Cleveland     700 Main St.             Vice President
                      Lynchburg, VA 24504
Brenda A. Daglish     6604 West Broad St.      Vice President and Assistant
                      Richmond, VA 23230       Treasurer
William E. Daner, Jr. 6610 W. Broad St.        Vice President, Counsel and Secretary
                      Richmond, VA 23230
Melissa K. Gray       6620 W. Broad St.        Vice President
                      Richmond, VA 23230
Kelly L. Groh         6610 W. Broad Street     Vice President and Chief Financial
                      Richmond, Virginia 23230 Officer
Richard J. Kannan     6610 W. Broad St.        Vice President
                      Richmond, VA 23230
John E. Karaffa       6610 W. Broad St.        Vice President, Controller and
                      Richmond, VA 23230       Financial & Operations Principal
James J. Kuncl        6620 W. Broad St.        Vice President
                      Richmond, VA 23230
Jamie S. Miller       6620 W. Broad St.        Vice President
                      Richmond, VA 23230
Gary T. Prizzia       6620 W. Broad Street     Treasurer
                      Richmond, VA 23230
Russell S. Rubino     6620 W. Broad St.        Vice President
                      Richmond, VA 23230

   Item 30. Location of Accounts and Records.

            All books and records relating to the contracts/certificates are maintained at our Service Center at 300 Berwyn Park, Berwyn, PA
            19312-0031, at 6620 West Broad Street, Richmond, Virginia 23230 or at 6610 West Broad Street, Richmond, Virginia 23230.

   Item 31. Management Services.

            None.

   Item 32. Undertakings.

            (a) Registrant hereby undertakes to file a post-effective
                amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

            (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

            (c) Registrant hereby undertakes to deliver any Statement of
                Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to our Service Center.


STATEMENT PURSUANT TO RULE 6c-7


GECA offered contracts/certificates to participants in the Texas Optional Retirement Program. In connection therewith, GECA and the Separate Account rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs
(a) -- (d) of the Rule have been complied with.


SECTION 26(F) REPRESENTATION

GECA hereby represents that the fees and charges deducted under the contracts/certificates, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GECA.

                                  Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(a) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and the Commonwealth of Virginia on this 22nd day of February, 2005


                                              GNA VARIABLE INVESTMENT ACCOUNT
                                              (Registrant)

                                              By: GENERAL ELECTRIC CAPITAL
                                                    ASSURANCE COMPANY

                                              By:    /s/  GEOFFREY S. STIFF
                                                  -----------------------------
                                                  Geoffrey S. Stiff, President
                                                    General Electric Capital
                                                  Assurance Company (Depositor)

                                              By:    /s/  GEOFFREY S. STIFF
                                                  -----------------------------
                                                        Geoffrey S. Stiff

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                                 Title                             Date
      ---------                                 -----                             ----

          *               Director, Chairperson of the Board, President and February 22, 2005
----------------------      Chief Executive Officer
   Pamela S. Schutz

          *               Director, President and Chief Executive Officer,  February 22, 2005
----------------------      Long Term Care Division
  Thomas M. Stinson

          *               Director and Senior Vice President                February 22, 2005
----------------------
    Leon E. Roday

          *               Senior Vice President and Chief Financial Officer February 22, 2005
----------------------
 Richard P. McKenney

          *               Vice President and Controller                     February 22, 2005
----------------------
   Jamie S. Miller

*By:                      , pursuant to Power of Attorney executed on       February 22, 2005
/s/  GEOFFREY S. STIFF      November 1, 2004
----------------------
  Geoffrey S. Stiff